UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 28, 2023

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

February 28, 2023

ANNUAL REPORT

SEI Catholic Values Trust

❯	Catholic Values Equity Fund

❯	Catholic Values Fixed Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	5
Schedules of Investments	9
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	45
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	63
Trustees and Officers of the Trust	64
Disclosure of Fund Expenses	68
Review of the Liquidity Risk Management Program	69
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	70
Notice to Shareholders	73

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 28, 2023 (Unaudited)

To our Shareholders:

All eyes (and ears) were on the U.S. Federal Reserve (Fed) during the 12-month period ending February 28, 2023. The U.S. equity market gyrated as the central bank began and then maintained its interest rate-hiking cycle in an effort to tame inflation. Headline inflation peaked in June 2022, before decelerating as energy prices declined. However, core inflation (excluding food and energy costs) remained stubbornly high for much of the period. As inflationary pressures persisted, the Fed raised its benchmark interest rate eight times by an aggregate of 450 basis points (4.50%) over the reporting period to a range of 4.50% to 4.75%. However, the central bank slowed the pace of its 75-basis-point increases following its meeting in December and raised it by just 50 basis points, followed by a 25-basis-point rate hike in early February—its smallest increase since the central bank began its rate-hiking policy in March 2022.

Geopolitical Events

The ongoing war in Ukraine, which began with Russia’s invasion of the country on February 24, 2022, dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, addressed a joint session of the U.S. Congress in late December 2022 in an effort to secure additional financial aid from the U.S. and its allies. President Joe Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $US 45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced visit to Ukraine to meet with President Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine.

The Republican Party secured a slim majority in the U.S. House of Representatives in the general election in November. After a contentious 15 ballots of voting in early January, Kevin McCarthy was elected speaker of the House. One of the first moves by McCarthy and other Republican Party leaders was the refusal to approve an increased debt limit (commonly referred to as the “debt ceiling”) unless the administration of President Biden, a Democrat, agreed to specific spending cuts. U.S. Treasury Secretary Janet Yellen announced that the Treasury Department began taking “extraordinary measures” after the government reached its $31.4 trillion borrowing limit on January 19, 2023. Yellen estimated that the U.S. government might run out of money and be unable to meet its financial obligations in early June if the House of Representatives does not vote to raise the debt ceiling. She urged Congress to “act promptly to protect the full faith and credit of the United States.

Liz Truss was elected U.K. Prime Minister in September, but served just seven weeks before resigning. The disastrous reception of her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. The Sunak administration soon was plagued by public-sector employee strikes and other job actions as pay increases have not kept up with inflation; the U.K. consumer-price index rose 10.1% year-over-year in January 2023. Sunak is considering pay increases of a maximum of 5% for public employees after the Office for National Statistics reported that the public sector had a budget surplus of £5.4 billion (US $6.5 billion). In response to the news of a possible pay raise, the Royal College of Nursing canceled its plan for a 48-hour strike in February 2023 to restart labor negotiations with the U.K. National Health Service.

Economic Performance

U.S. inflation, as measured by the consumer-price index (CPI), peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The CPI advanced 0.4% in February 2023, down marginally from the 0.5% rise in January. The year-over-year increase of 6.0%, a notable decline from the 6.4% rise in December, was the smallest annual gain in the CPI since the 12-month period ending September 2021.

The personal-consumption-expenditures index (PCE) posted increases of 0.6% in January (the most recent available data) and 5.4% over the previous 12-month period. The core PCE, which excludes volatile food and energy prices, was also up 0.6% for the month and 4.7% year-over-year. The Department of Commerce sources the PCE data from a survey of businesses (such as the Census Bureau’s monthly retail surveys) rather than consumers. The index tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CPI. Consequently, the PCE is the Fed’s preferred gauge of inflation.

SEI Catholic Values Trust/Annual Report/February 28, 2023

LETTER TO SHAREHOLDERS (Continued)

February 28, 2023 (Unaudited)

The Department of Commerce reported that the U.S. economy expanded at annualized rates of 3.2% and 2.7% in the third and fourth quarters of 2022, respectively. These gains reversed the corresponding 1.6% and 0.6% declines in GDP in the first and second quarters of the year. The U.S. economy expanded by 2.1% for the 2022 calendar year—down from the 37-year high of 5.7% in 2021. The government attributed the rise in GDP in 2022 mainly to upturns in consumer spending and exports, which were partly offset by decreases in residential fixed investment (purchases of private residential structures and residential equipment that is owned by landlords and rented to tenants) and federal government spending, as well as an increase in imports (which are subtracted from the calculation of GDP).

U.S. payrolls expanded by a monthly average of 362,000 over the reporting period, and the unemployment rate dipped from 3.8% to 3.6%. The labor-force participation rate ended the period at 62.5%, up modestly from 62.2% in February 2022. Average hourly earnings rose 4.6% over the 12-month period.

In its announcement of a 25-basis-point increase in the federal funds rate on February 1, 2023, the Federal Open Market Committee (FOMC) noted that it will continue to monitor information regarding the economic outlook, including labor market conditions, inflation pressures, and financial and international developments. The Fed reiterated its commitment to restricting inflation to its 2% target rate.

Market Developments

A theme for U.S. fixed-income markets over the reporting period was the inversion of the U.S. Treasury yield curve; yields on shorter-term bonds rose by more than those on longer-term securities (bond prices move inversely to interest rates). The significant upturn in shorter-term bond yields reflected expectations for continued rate hikes by the Fed; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. The yield on the two-year Treasury notes ended the fiscal year up 337 basis points to 4.81%, while the 10-year yield rose 209 basis points to 3.92%.

Despite posting losses during the reporting period, U.S. high-yield bonds outperformed U.S. government and corporate bonds as they have less interest-rate sensitivity. The U.S. government bond market, as measured by the Bloomberg U.S. Government Index, was down 8.4% during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, fell 5.5%. The ICE BofA U.S. Corporate Index declined 10.0%. U.S. asset- and mortgage-backed securities also posted negative returns during the period.

Commodity prices, as measured by the Bloomberg Commodity Total Return Index (which represents the broad commodity market), fell 4.7% during the reporting period. Precious metals prices rallied sharply in the second half of the reporting period as the U.S. dollar weakened and the Fed’s interest-rate hikes started to moderate, but declined sharply in February 2023, due mainly to notable strength in the U.S. dollar. Prices for West Texas Intermediate crude oil and Brent crude oil moved lower during the period amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices moved higher for the first several months of the reporting period before decreasing after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, toward the end of the period, Egypt made a large purchase tender for Russian wheat at a relatively low price. Russia reduced its prices in a bid to undercut those of other wheat-exporting countries.

Our View

We are projecting a less robust global economy in 2023 than the one witnessed in the past year. Volatility is expected across asset classes as investors face familiar headwinds: inflation rates exceeding the targets of major central banks, interest-rate increases continuing throughout the first half of the year, and quantitative easing shifting to quantitative tightening. The expected result for many countries is stagnant or recessionary economies through 2023 and perhaps into 2024. While these obstacles are bad news for stock prices and depress the value of current bond holdings, there is a silver lining for long-suffering income-seeking investors, as fixed-income markets now offer better yields than they have in decades.

In the U.S., wages are down in inflation-adjusted terms, the housing market is suffering a severe contraction, and some industries (notably within technology) are losing a significant number of jobs. However, the overall economy still isn’t declining in the pronounced, pervasive, and persistent manner that characterizes a typical recession.

SEI Catholic Values Trust/Annual Report/February 28, 2023

There is good reason to believe that inflation rates have peaked for most countries. We don’t expect to see inflation fall back to the 2% target that central banks of advanced economies set for themselves. This is especially true in the U.S. and other countries challenged by exceptionally tight labor markets and already-high wage inflation.

Following its meeting on January 31-February 1, the FOMC raised the federal funds rate by 0.25% to a range of 4.50% to 4.75%—the smallest increase since its rate-hiking policy began in March 2022. The central bank’s policymakers reiterated their commitment to reducing inflation to the 2% target rate, and said they would continue to monitor the labor market, inflation pressures and expectations, and financial and international developments to inform its economic outlook. Whether this proves sufficient to tame inflation remains to be seen.

Russia’s war in Ukraine rages on; energy prices are expected to remain unstable. Despite military aid to Ukraine from the U.S. and some of its allies, the country’s war with Russia appears likely to persist well into this year at the very least. As Russia is a major exporter of oil and natural gas to Europe, the possibility exists for more surprises that will keep energy prices quite volatile.

The Chinese government’s easing of the most onerous COVID-19 restrictions should help offset, at least partially, the impact of a global slowdown in advanced countries. It also could eventually exert upward pressure on commodity prices, especially for energy and metals. This would benefit commodity-oriented exporters in Latin America and the Middle East, along with South Africa, Indonesia, and Malaysia.

Looking ahead, there are numerous challenges for the global economy. Nonetheless, we believe any recession will likely be fairly shallow. Inflation may continue to run above its long-term trend for some time, but it appears that central banks have at least begun to rein it in. Value-oriented stocks had strong relative performance in 2022, and we believe they remain attractive. As inflation pressures ease and the pace of central bank rate hikes slows, we believe that the fixed-income environment should be more compelling.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Catholic Values Trust/Annual Report/February 28, 2023

LETTER TO SHAREHOLDERS (Concluded)

February 28, 2023 (Unaudited)

Index Definitions

The ICE BofA U.S. Corporate Index includes publicly issued, fixed-rate, nonconvertible investment-grade (rated BBB- or higher by S&P Global Ratings and Fitch Ratings or Baa3 or higher by Moody's Investors Service) dollar-denominated, U.S. Securities and Exchange (SEC)-registered corporate debt having at least one year to maturity.

The Bloomberg U.S. Government Index tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

The ICE BofA U.S. High Yield Constrained Index is a market capitalization-weighted index which tracks the performance of U.S. dollar-denominated below-investment-grade (rated BB+ or lower by S&P Global Ratings and Fitch Ratings or Ba1 or lower by Moody’s Investors Service) corporate debt publicly issued in the U.S. domestic market.

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

SEI Catholic Values Trust/Annual Report/February 28, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2023 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2023: Allspring Global Investments, LLC (Allspring); Brandywine Global Investment Management, LLC (Brandywine); Coho Partners, Ltd. (Coho); Copeland Capital Management, LLC (Copeland); Fred Alger Management, LLC (Alger); Lazard Asset Management LLC (Lazard); Leeward Investments, LLC (Leeward); and Parametric Portfolio Associates LLC. During the fiscal year, a sleeve managed by Copeland Capital Management was added to the Fund.

III. Returns

For the period from March 1, 2022, through February 28, 2023, the Fund’s F class shares returned -7.57%. The Fund’s primary benchmark—the Russell 3000 Index—returned -8.07%.

IV. Performance Discussion

Global equities sold off during the 12-month period ending February 28, 2023. U.S. large-cap stocks (as measured by the Russell 1000 Index) were down 8.21%, while U.S. small-cap stocks (as represented by the Russell 2000 Index) declined 6.02%. International stocks (as measured by the MSCI All Country World ex USA Index) lost 7.19% for the reporting period. Investor psychology was dominated by inflation, rising interest rates, and Russia’s military invasion of Ukraine.

Value stocks declined less than their growth counterparts as investors generally preferred sectors with significant current earnings that could withstand the pressures of rising inflation and higher interest rates. Not only did value and small-capitalization stocks hold up better than large-cap growth stocks, medium-capitalization stocks outperformed their large-capitalization counterparts.

The energy, industrials, consumer staples, and health care sectors were the strongest performers for the reporting period, demonstrating economic diversity with some cyclical as well as traditional non-cyclical sectors. The weakest-performing sectors included communication services and consumer discretionary due largely to the significant decline in mega-cap growth stocks that previously had rallied sharply.

The Fund slightly outperformed its benchmark during the 12-month reporting period. Fund performance benefited from tilts toward value and smaller-capitalization stocks. Both an underweight allocation and stock selection within the health care sector weighed on Fund performance. An underweight and stock selection in the communication services sector bolstered Fund performance.

Among the Fund’s managers, Allspring outperformed due to its non-U.S. value orientation. In particular, holdings within the industrials and materials sectors enhanced performance. Lazard also benefited from its non-U.S. orientation. Alger underperformed due to its exposure to U.S. growth stocks as well as underweights to some of the stronger-performing sectors such as consumer staples. Brandywine’s outperformance was attributable to its value orientation and holdings within the energy sector. Coho benefited significantly from underweights to poorly performing mega-cap growth stocks and an overweight to the consumer staples sector. Copeland’s large-and small-cap equity mandates both contributed to Fund performance as a result of avoiding the non-dividend-paying mega-cap growth stocks that sold off sharply over the reporting period. Leeward outperformed due to significant contributions from its holdings in the energy, materials, industrials, and consumer staples sectors.

Parametric provided exposure to the Russell 1000 Index and captured the return of that benchmark when adjusted for the screens and environmental, social, and governance (ESG) tilting. However, the screens in the health care sector detracted from Fund performance during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	-7.57%	10.36%	6.67%	7.58%
Class Y	-7.42%	10.48%	6.79%	7.72%
Russell 3000 Index	-8.07%	11.79%	9.42%	10.15%
80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index	-7.79%	10.53%	7.88%	8.74%

SEI Catholic Values Trust/Annual Report/February 28, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2023 (Unaudited)

Catholic Values Equity Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2023. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2023. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust/Annual Report/February 28, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2023 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2023: Income Research & Management (IRM); Western Asset Management Company, LLC (Western); and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2022 through February 28, 2023, the Fund’s F class shares returned -10.70%. The Fund’s benchmark—the Bloomberg US Aggregate Bond Index (USD) (which tracks the performance of U.S. securities in Treasury, government-related, corporate and securitized sectors.)—returned -9.72%.

IV. Performance Discussion

As noted in the shareholder letter, in an effort to combat persistent inflation, the Federal Reserve (Fed) increased the federal-funds rate eight times by an aggregate of 450 basis points (4.50%) from a range of 0.0%-0.25% at the beginning of the 12-month reporting period to 4.50%-4.75% by February 28, 2023. This included an unprecedented four consecutive 75-basis point interest-rate hikes between June and November 2022. The lagging effects of the Fed’s tighter monetary policy started to work its way through the economy as inflation began to moderate during the fourth quarter, with the consumer-price index (CPI) declining to an annual rate of 6.0% in February 2023, after peaking at 9.1% in June 2022. In addition to raising interest rates, the Fed commenced its balance sheet runoff during the reporting period, and while the central bank hasn‘t directly sold any securities, it has set monthly caps of $60 billion of U.S. Treasurys and $35 billion of agency mortgage-backed securities (MBS). Performance was mixed across spread sectors over the 12-month reporting period. Corporate bonds produced positive excess returns following a rebound during the fourth quarter of 2022, as inflation began to moderate and investors’ optimism grew that the Fed was getting closer to the end of its rate-hiking regime. The reporting period was challenging for agency MBS, which continued to face technical headwinds as the Fed reduced the size of its balance sheet and interest-rate volatility was elevated. The performance of asset-backed securities (ABS) was generally positive, with the sector as a whole slightly outperforming comparable-duration U.S. Treasurys. While recessionary risks have increased and growth appears to be slowing, the U.S. consumer remains in relatively strong shape as the unemployment rate dipped from 3.8% to 3.6% over the reporting period.

The two-year U.S. Treasury note yield increased by 337 basis points (3.37%) to 4.81% over the 12-month reporting period, while the yield on the 10-year Treasury note was up 209 basis points to 3.92%; the 30-year Treasury bond yield rose by 176 basis points to 3.93%. The yield curve inverted during the period as markets continued to price in the belief that the Fed will ultimately be successful in bringing down inflation and the lagged and variable effects of monetary policy will eventually slow economic growth.

While the Fund’s overweight to corporate credit added to performance for the reporting period, security selection within the financials sector was a detractor. Shares of financial companies lagged other corporate subsectors as the inverted yield curve hurt their profitability and bond issuance was elevated throughout 2022. An overweight to ABS contributed positively to Fund performance given the strength of the U.S. consumer. The unemployment rate remains at historically low levels and the Fund’s allocations to consumer-based sectors generally helped performance. AAA rated collateralized loan obligations (CLOs) maintained strong fundamentals and bolstered Fund performance over the reporting period due to their floating-rate structure amid rising interest rates as the Fed continued to tighten monetary policy. Positions in agency MBS detracted from Fund performance for the reporting period. The Fund’s allocation to non-agency MBS weighed on performance as housing affordability declined due to higher mortgage rates and limited inventory. An underweight allocation to U.S. Treasurys also detracted from Fund performance amid investors’ “risk-off” sentiment. The Fund’s long-duration positioning hampered performance given the rapid and significant rise in yields during the reporting period.

Among the Fund’s managers, IRM outperformed for the period due to an overweight in corporate bonds as well as security selection within the industrials and utilities sectors. Security selection within ABS also enhanced Fund performance as attributable to IRM’s preference for higher-quality liquid tranches at the top of the capital structure. A slightly short duration position benefited Fund performance while positioning within commercial mortgage-backed securities (CMBS) was a detractor. Western underperformed for the reporting period due to a long duration position, which typically serves as a hedge to credit-spread risk. An overweight to corporate credit

SEI Catholic Values Trust/Annual Report/February 28, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2023 (Unaudited)

Catholic Values Fixed Income Fund (Concluded)

bolstered Fund performance, but security selection within the financials sector had a negative impact. Positioning within the securitized sectors, including security selection in ABS and an overweight to lower-quality CMBS, also detracted from Fund performance.

Regarding derivatives, the Fund employed Treasury and eurodollar futures, and to-be-announced (TBA) forward contracts in an effort to efficiently manage duration, yield-curve and market exposures.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	-10.70%	-3.73%	0.51%	0.90%
Class Y	-10.65%	-3.63%	0.57%	1.06%
Bloomberg U.S. Aggregate Bond Index	-9.72%	-3.77%	0.53%	0.76%

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/28/2023. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/28/2023. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Communication Services — 5.9%
Alphabet Inc, Cl A *	8,431	$759
Alphabet Inc, Cl C *	25,100	2,267
America Movil ADR, Cl L	28,642	589
AT&T Inc	60,883	1,151
Cable One Inc	159	110
Charter Communications Inc, Cl A *	128	47
Cogent Communications Holdings Inc	1,022	66
Comcast Corp, Cl A	14,311	532
Electronic Arts Inc	4,755	528
Fox Corp	2,882	97
IAC *	443	23
Informa PLC	125,588	1,016
Interpublic Group of Cos Inc/The	4,252	151
Liberty Media -Liberty Formula One, Cl C *	3,042	207
Liberty Media -Liberty SiriusXM *	2,161	70
Live Nation Entertainment Inc *	33	2
Lumen Technologies	8,286	28
Madison Square Garden Sports C	191	37
Match Group *	514	21
Meta Platforms, Cl A *	6,680	1,169
Netflix Inc *	1,697	547
New York Times Co/The, Cl A	2,073	80
News	6,196	106
Nexstar Media Group Inc, Cl A	3,095	575
Paramount Global, Cl A	2,056	51
Paramount Global, Cl B	2,018	43
Pinterest Inc, Cl A *	15,783	396
Quebecor, Cl B	24,450	580
ROBLOX, Cl A *	389	14
Roku Inc, Cl A *	292	19
Scout24 AG	8,933	492
Shutterstock	560	42
SK Telecom	18,860	643
Spotify Technology SA *	3,055	355
Take-Two Interactive Software Inc *	833	91

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TEGNA	5,058	$88
Tencent Holdings Ltd	2,600	114
T-Mobile US Inc *	10,602	1,507
Toei Animation Co Ltd	1,300	130
Trade Desk Inc, Cl A *	1,530	86
TripAdvisor Inc *	1,860	40
Universal Music Group	8,645	205
Verizon Communications Inc	20,260	786
Walt Disney Co/The *	24,517	2,442
World Wrestling Entertainment, Cl A	1,782	150
ZoomInfo Technologies, Cl A *	2,140	52

		18,504
Consumer Discretionary — 10.6%
ADT Inc	5,625	42
Advance Auto Parts Inc	623	90
Airbnb, Cl A *	1,045	129
Alibaba Group Holding Ltd ADR *	4,160	365
Amazon.com Inc *	33,537	3,160
American Eagle Outfitters Inc	16,752	241
Aptiv PLC *	636	74
Aramark	2,596	96
Autoliv	1,309	121
AutoNation *	266	36
AutoZone Inc *	44	109
Bath & Body Works	2,927	120
Best Buy Co Inc	976	81
Booking Holdings Inc *	299	755
BorgWarner Inc	537	27
BRP	4,398	382
Brunswick Corp	1,228	107
Burlington Stores Inc *	404	87
CarMax Inc *	744	51
Carnival Corp *	4,654	49
Carter's Inc	1,053	79
Carvana Co, Cl A *	554	5
Cheesecake Factory Inc/The	2,627	98
Chipotle Mexican Grill Inc, Cl A *	81	121
Choice Hotels International	641	76
Columbia Sportswear Co	602	53
Deckers Outdoor Corp *	281	117
Dick's Sporting Goods Inc	1,799	231
Dollar General Corp	9,398	2,033
Dollar Tree Inc *	565	82
Dollarama Inc	4,268	247
DoorDash, Cl A *	31	2
DR Horton Inc	286	26
eBay Inc	5,427	249
Etsy Inc *	427	52
Expedia Group *	485	53
Faurecia	6,028	133
Floor & Decor Holdings Inc, Cl A *	1,447	133
Ford Motor Co	6,427	78

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GameStop, Cl A *	2,112	$41
Gap Inc/The	4,895	64
Garmin Ltd	814	80
General Motors Co	12,734	493
Gentex	9,742	278
Goodyear Tire & Rubber Co/The *	5,890	67
Grand Canyon Education *	215	24
H&R Block Inc	2,629	97
Hanesbrands Inc	1,600	9
Hasbro Inc	526	29
Hilton Worldwide Holdings Inc	2,280	329
Home Depot Inc/The	6,276	1,861
Hyatt Hotels Corp, Cl A *	774	90
Industria de Diseno Textil SA	39,166	1,208
Kohl's Corp	839	23
Lear Corp	411	57
Leggett & Platt	3,003	104
Lithia Motors, Cl A	418	107
Lowe's Cos Inc	9,807	2,018
lululemon athletica Inc *	285	88
Macy's Inc	595	12
Magna International Inc	12,236	682
Marriott International Inc/MD, Cl A	679	115
Marriott Vacations Worldwide	610	93
Mattel Inc *	910	16
McDonald's Corp	368	97
Meituan, Cl B *	260	5
MercadoLibre Inc *	564	688
Midea Group, Cl A	23,400	177
Minor International	768,200	728
Mohawk Industries Inc *	721	74
Monro Inc	9,774	493
Murphy USA	644	164
NIKE Inc, Cl B	10,089	1,198
Nordstrom Inc	1,516	30
Norwegian Cruise Line Holdings Ltd *	2,379	35
NVR *	23	119
Ollie's Bargain Outlet Holdings *	1,782	103
Oppein Home Group, Cl A	21,100	431
O'Reilly Automotive Inc *	141	117
Oxford Industries	1,191	140
Peloton Interactive Inc, Cl A *	1,049	14
Penske Automotive Group	933	135
Petco Health & Wellness, Cl A *	6,097	63
Polaris Inc	549	62
Pool Corp	1,958	699
PulteGroup Inc	48	3
PVH Corp	1,066	86
Ralph Lauren, Cl A	847	100
Ross Stores Inc	16,020	1,771
Royal Caribbean Cruises Ltd *	765	54
Samsonite International SA	194,200	544

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shimano Inc	4,000	$623
Six Flags Entertainment *	4,098	108
Sodexo SA	5,654	526
Starbucks Corp	9,115	931
Steven Madden	2,716	99
Tapestry	2,532	110
Target Corp	1,620	273
Tempur Sealy International	2,754	118
Tesla Inc *	9,246	1,902
TJX Cos Inc/The	5,133	393
Topgolf Callaway Brands *	2,933	68
Topsports International Holdings	277,000	242
Tractor Supply Co	1,428	333
Travel + Leisure	1,185	50
Trip.com Group ADR *	2,629	93
Ulta Beauty Inc *	893	463
Under Armour, Cl A *	4,708	47
Urban Outfitters Inc *	2,117	57
Vail Resorts Inc	213	50
VF Corp	1,652	41
Wendy's Co/The	2,626	58
Whirlpool	461	64
Williams-Sonoma Inc	555	69
Wingstop Inc	789	134
Wyndham Hotels & Resorts Inc	874	67
YETI Holdings Inc *	1,751	68
Yum! Brands Inc	560	71

		33,163
Consumer Staples — 7.2%
Archer-Daniels-Midland Co	1,290	103
Brown-Forman Corp, Cl B	1,103	72
Bunge Ltd	963	92
Campbell Soup Co	2,145	113
Casey's General Stores Inc	344	72
Clorox Co/The	495	77
Coca-Cola Co/The	29,579	1,760
Colgate-Palmolive Co	7,124	522
Conagra Brands Inc	45,001	1,638
Constellation Brands Inc, Cl A	1,692	378
Costco Wholesale Corp	2,339	1,132
Darling Ingredients *	1,535	97
Diageo PLC	27,503	1,175
Estee Lauder, Cl A	422	103
Flowers Foods Inc	2,694	75
General Mills Inc	4,193	333
Greencore Group PLC *	847,731	836
Hain Celestial Group Inc/The *	2,713	48
Haleon PLC ADR *	18,952	149
Hershey Co/The	1,957	466
Hormel Foods Corp	2,233	99
Ingredion Inc	6,376	634
JM Smucker Co/The	8,121	1,201

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kellogg Co	3,231	$213
Keurig Dr Pepper Inc	1,806	62
Kimberly-Clark Corp	2,896	362
Kraft Heinz Co/The	1,549	60
Kroger Co/The	23,362	1,008
Lamb Weston Holdings Inc	1,288	130
Lancaster Colony	634	122
McCormick & Co Inc/MD	1,882	140
MGP Ingredients	213	22
Mondelez International Inc, Cl A	25,784	1,681
Nomad Foods Ltd *	28,354	508
PepsiCo Inc	5,766	1,001
Pernod Ricard SA	6,038	1,266
Pigeon Corp	8,400	129
Sysco Corp	22,682	1,691
TreeHouse Foods Inc *	2,188	107
Tyson Foods Inc, Cl A	6,235	369
Unilever PLC	25,683	1,286
US Foods Holding Corp *	13,632	512
Walgreens Boots Alliance Inc	9,524	338
Walmart	659	94

		22,276
Energy — 4.9%
3R PETROLEUM OLEO E GAS *	11,726	82
Antero Midstream	10,225	108
Antero Resources Corp *	3,254	85
Baker Hughes Co, Cl A	29,228	894
BP PLC ADR	29,443	1,166
Canadian Natural Resources Ltd	18,278	1,033
Cheniere Energy Inc	1,728	272
Chevron Corp	15,633	2,513
Chord Energy	685	92
ConocoPhillips	8,365	865
Coterra Energy	648	16
Devon Energy Corp	6,524	352
Diamondback Energy Inc	1,330	187
DT Midstream	465	23
Enviva	1,814	79
EOG Resources Inc	6,401	723
EQT Corp	6,571	218
Exxon Mobil Corp	8,227	904
Halliburton Co	5,206	189
Helmerich & Payne Inc	3,831	161
Hess Corp	1,868	252
Kinder Morgan Inc/DE	19,664	335
Marathon Oil Corp	9,442	238
Marathon Petroleum Corp	2,427	300
New Fortress Energy, Cl A	2,147	71
Northern Oil and Gas	2,702	84
Occidental Petroleum Corp	1,417	83
ONEOK Inc	2,578	169
Ovintiv	2,331	100

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Phillips 66	1,454	$149
Pioneer Natural Resources Co	6,814	1,366
Range Resources Corp	4,108	111
Schlumberger Ltd	4,621	246
Select Energy Services, Cl A	3,358	25
Shell PLC ADR	5,673	345
Shell PLC	34,759	1,063
Southwestern Energy Co *	15,313	81
Texas Pacific Land	71	126
Valero Energy Corp	1,795	236
Vitesse Energy	329	6
Williams Inc	4,821	145

		15,493
Financials — 14.5%
Affiliated Managers Group Inc	631	101
Aflac Inc	1,184	81
AGNC Investment Corp ‡	2,829	31
AIA Group Ltd	106,000	1,124
Allfunds Group PLC	12,733	112
Allstate Corp/The	1,314	169
Ally Financial Inc	2,235	67
American Express Co	2,128	370
Ameriprise Financial Inc	1,620	555
Aon PLC, Cl A	1,968	598
Arch Capital Group *	2,300	161
Ares Management, Cl A	1,251	101
Arthur J Gallagher	588	110
Assured Guaranty Ltd	1,974	123
Axis Capital Holdings	1,754	106
Bank of America Corp	46,998	1,612
Bank of Hawaii Corp	618	46
Bank of New York Mellon Corp/The	6,146	313
Bank OZK	9,680	446
BankUnited Inc	2,425	86
Berkshire Hathaway Inc, Cl B *	5,464	1,667
BlackRock Inc, Cl A	797	549
Blackstone	1,004	91
BOK Financial Corp	794	83
Brown & Brown	1,634	92
Capital One Financial Corp	657	72
Carlyle Group	1,855	64
Charles Schwab Corp/The	8,887	692
Chimera Investment Corp ‡	7,819	51
Chubb Ltd	1,561	329
Cincinnati Financial	726	88
Citigroup Inc	41,337	2,095
Citizens Financial Group Inc	14,083	588
CME Group Inc, Cl A	2,621	486
Cohen & Steers Inc	792	57
Comerica Inc	724	51
Commerce Bancshares Inc/MO	1,253	83
Credit Acceptance Corp *	209	93

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cullen/Frost Bankers Inc	599	$79
Discover Financial Services	3,821	428
DNB Bank	66,974	1,344
East West Bancorp Inc	1,870	142
Equitable Holdings Inc	4,036	127
Erie Indemnity Co, Cl A	343	81
Evercore Inc, Cl A	786	103
Everest Re Group Ltd	248	95
Eversource Energy	5,900	445
FactSet Research Systems Inc	1,257	521
Fifth Third Bancorp	1,877	68
First Citizens BancShares, Cl A	16	12
First Hawaiian Inc	1,924	53
First Horizon National Corp	10,810	268
First Republic Bank/CA	491	60
FNB Corp	33,393	476
Franklin Resources Inc	1,707	50
Gjensidige Forsikring	4,629	82
Globe Life	1,091	133
Goldman Sachs Group Inc/The	270	95
Hamilton Lane, Cl A	1,565	122
Hana Financial Group	13,310	457
Hanover Insurance Group	687	96
Hartford Financial Services Group Inc/The	4,339	340
HDFC Bank Ltd ADR	8,381	567
Home BancShares Inc/AR	4,004	96
Huntington Bancshares Inc/OH	11,006	169
Independent Bank	1,149	92
ING Groep	58,676	826
Intercontinental Exchange Inc	565	57
Invesco Ltd	3,179	56
Janus Henderson Group PLC	2,562	70
Jefferies Financial Group	2,802	106
JPMorgan Chase & Co	13,791	1,977
KeyCorp	3,317	61
KKR & Co Inc, Cl A	2,511	141
Lincoln National Corp	1,943	62
London Stock Exchange Group PLC	4,301	387
LPL Financial Holdings	709	177
LVMH Moet Hennessy Louis Vuitton	1,891	1,582
M&T Bank Corp	1,119	174
MarketAxess Holdings Inc	311	106
Marsh & McLennan Cos Inc	9,792	1,588
MetLife Inc	4,026	289
MGIC Investment Corp	7,078	97
Moody's Corp	248	72
Morgan Stanley	9,778	944
Morningstar Inc	253	52
MSCI Inc, Cl A	381	199
Nasdaq Inc	1,761	99
NatWest Group PLC	392,008	1,387
New York Community Bancorp	19,241	171

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NN Group NV	13,267	$539
Northern Trust Corp	2,012	192
Old National Bancorp	5,074	90
OneMain Holdings Inc, Cl A	1,860	80
ORIX	80,500	1,443
PacWest Bancorp	5,717	159
Partners Group Holding AG	614	585
Pinnacle Financial Partners	2,549	189
PNC Financial Services Group Inc/The	2,121	335
Popular Inc	8,265	590
Primerica	683	131
Principal Financial Group Inc	1,152	103
Progressive Corp/The	5,722	821
Prosperity Bancshares Inc	1,900	140
Prudential Financial Inc	5,745	574
Raymond James Financial Inc	1,360	147
Regions Financial Corp	5,506	128
Reinsurance Group of America	1	—
Rithm Capital ‡	9,381	85
Rocket Inc, Cl A	6,200	49
S&P Global Inc	3,343	1,141
SCB X	196,500	578
Signature Bank NY	632	73
SLM Corp	12,309	177
Starwood Property Trust ‡	4,020	77
State Street Corp	18,977	1,683
Stifel Financial	1,841	123
SVB Financial Group *	249	72
Synchrony Financial	2,944	105
Synovus Financial Corp	5,299	221
T Rowe Price Group Inc	674	76
Travelers Cos Inc/The	433	80
Truist Financial Corp	2,659	125
Umpqua Holdings Corp	25,167	444
UniCredit	54,960	1,128
Univest Financial Corp	3,549	100
Unum Group	3,649	163
US Bancorp	11,813	564
UWM Holdings	21,978	94
Virtu Financial Inc, Cl A	3,660	67
W R Berkley	1,406	93
Webster Financial Corp	5,867	312
Western Alliance Bancorp	2,780	206
White Mountains Insurance Group	78	113
Willis Towers Watson PLC	1,659	389
Wintrust Financial Corp	1,614	149
Zions Bancorp NA	1,209	61

		45,618
Health Care — 12.9%
Acadia Healthcare Co Inc *	4,280	310
agilon health *	753	16
Align Technology Inc *	210	65

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alnylam Pharmaceuticals Inc *	1,813	$347
Amedisys Inc *	873	80
AmerisourceBergen Corp, Cl A	11,554	1,797
Avantor Inc *	19,635	479
Azenta *	9,220	405
Baxter International Inc	11,232	449
BioMarin Pharmaceutical Inc *	3,751	374
Boston Scientific Corp *	15,011	701
Bruker Corp	1,511	104
Cardinal Health Inc	3,870	293
Certara *	1,816	33
Chemed Corp	1,524	795
Cigna Group	2,116	618
Coloplast, Cl B	7,558	876
ConvaTec Group PLC	415,134	1,128
CVS Health Corp	30,022	2,508
DaVita Inc *	1,288	106
Dechra Pharmaceuticals PLC	27,230	901
Definitive Healthcare, Cl A *	86	1
Demant *	19,025	572
DENTSPLY SIRONA Inc	4,307	164
DexCom Inc *	5,879	653
Doximity, Cl A *	19	1
Edwards Lifesciences Corp *	9,711	781
Elanco Animal Health Inc *	31,999	367
Elevance Health	1,763	828
Encompass Health Corp	2,370	134
Enhabit *	10,075	155
Enovis *	1,772	102
Ensign Group Inc/The	1,143	102
Envista Holdings Corp *	2,745	106
Exact Sciences Corp *	2,022	126
Exelixis Inc *	13,403	229
Globus Medical Inc, Cl A *	824	48
Guardant Health Inc *	457	14
Henry Schein Inc *	2,467	193
Hologic Inc *	1,306	104
Horizon Therapeutics PLC *	5,701	624
Hoya	7,700	761
Humana Inc	151	75
ICON PLC *	4,678	1,055
ICU Medical Inc *	171	29
IDEXX Laboratories Inc *	1,521	720
Incyte Corp *	7,222	556
Insulet Corp *	385	106
Integra LifeSciences Holdings Corp *	1,163	65
Intuitive Surgical Inc *	2,721	624
Ionis Pharmaceuticals Inc *	3,796	136
IQVIA Holdings Inc *	3,034	633
Jazz Pharmaceuticals PLC *	7,319	1,028
Laboratory Corp of America Holdings	513	123
LeMaitre Vascular	2,009	101

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Masimo Corp *	645	$108
McKesson Corp	2,773	970
Medtronic PLC	24,607	2,037
Mettler-Toledo International Inc *	431	618
Mirati Therapeutics Inc *	1,886	86
Molina Healthcare Inc *	1	—
Natera *	6,018	292
Neurocrine Biosciences Inc *	4,676	482
Novocure Ltd *	1,591	122
NuVasive *	1,742	75
Oak Street Health *	88	3
Penumbra Inc *	330	86
Premier Inc, Cl A	12,059	388
Prestige Consumer Healthcare *	16,138	972
Prometheus Biosciences *	1,081	132
Quest Diagnostics Inc	2,735	379
QuidelOrtho *	903	79
Reata Pharmaceuticals Inc, Cl A *	18,243	569
Repligen Corp *	2,688	469
ResMed Inc	2,818	600
Royalty Pharma PLC, Cl A	12,435	446
Sarepta Therapeutics Inc *	348	43
Seagen Inc *	1,536	276
Signify Health, Cl A *	836	24
Sotera Health *	19,148	320
STERIS PLC	4,108	772
Stryker Corp	2,405	632
Syneos Health, Cl A *	9,274	373
Tandem Diabetes Care Inc *	159	6
Teladoc Health Inc *	293	8
Teleflex Inc	1,029	245
TransMedics Group *	2,335	187
United Therapeutics Corp *	2,281	561
US Physical Therapy Inc	1,056	107
Veeva Systems Inc, Cl A *	1,171	194
Waters Corp *	2,039	634
West Pharmaceutical Services Inc	2,061	653
Zimmer Biomet Holdings Inc	5,327	660
Zoetis Inc, Cl A	9,371	1,565

		39,874
Industrials — 12.0%
3M Co	4,290	462
ABM Industries Inc	2,652	128
Acuity Brands	561	109
AECOM	1,218	105
AerCap Holdings NV *	10,135	633
AGCO Corp	675	95
Air Lease Corp, Cl A	6,874	297
Alaska Air Group Inc *	2,479	119
Allegion PLC	536	60
Allison Transmission Holdings Inc	2,275	108
American Airlines Group Inc *	4,404	70

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AMETEK Inc	3,249	$460
AO Smith Corp	943	62
Armstrong World Industries Inc	1,080	85
Assa Abloy AB, Cl B	49,376	1,208
AutoStore Holdings *	47,629	100
Booz Allen Hamilton Holding, Cl A	1,232	117
CACI International, Cl A *	373	109
Carlisle	402	104
Carrier Global	2,640	119
Caterpillar Inc	357	86
CH Robinson Worldwide Inc	994	99
Cie de Saint-Gobain	15,198	908
Cintas Corp	215	94
Clarivate PLC *	9,578	97
CNH Industrial	62,902	1,036
Copa Holdings SA, Cl A	1,209	112
Copart Inc *	1,618	114
CoStar Group Inc *	862	61
CSX Corp	4,524	138
Cummins Inc	1,667	405
Deere & Co	1,975	828
Delta Air Lines Inc *	12,113	464
Diploma PLC	3,323	112
Donaldson Co Inc	397	25
Dover Corp	1,366	205
Eaton Corp PLC	8,845	1,547
EMCOR Group	908	152
Emerson Electric Co	1,607	133
Enerpac Tool Group, Cl A	24,116	649
EnPro Industries	1,183	127
Expeditors International of Washington Inc	896	94
Fastenal Co	1,480	76
FedEx Corp	2,248	457
Flowserve Corp	1,306	45
Fortive Corp	627	42
Fortune Brands Home & Security	945	59
FTI Consulting Inc *	918	169
Gates Industrial Corp PLC *	5,238	74
GFL Environmental	2,633	80
Graco Inc	401	28
Harsco *	35,867	303
HEICO Corp	12	2
Hexcel Corp	889	65
Hillenbrand	2,530	119
Howmet Aerospace	2,891	122
Hubbell Inc, Cl B	100	25
Huron Consulting Group *	270	19
IAA Inc *	2,607	107
IDEX	425	96
Illinois Tool Works Inc	3,263	761
Ingersoll Rand Inc	1,197	69
Insperity	1,029	128

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Intertek Group PLC	4,058	$205
ITT	1,117	102
JB Hunt Transport Services Inc	477	86
JetBlue Airways Corp *	6,090	51
Johnson Controls International PLC	9,066	569
Kirby Corp *	2,029	147
Knight-Swift Transportation Holdings Inc, Cl A	1,702	97
Korn Ferry	1,643	92
Landstar System Inc	477	86
Legrand SA	11,776	1,094
Lennox International Inc	194	49
Lincoln Electric Holdings	809	136
Lyft, Cl A *	1,618	16
ManpowerGroup Inc	944	80
Masco Corp	1,719	90
Masonite International *	897	80
MasTec *	946	92
Masterbrand *	945	9
MDU Resources Group Inc	2,166	69
Mercury Systems *	1,569	82
Middleby *	535	83
MSC Industrial Direct Co Inc, Cl A	5,596	473
Nordson Corp	843	185
Norfolk Southern Corp	420	94
nVent Electric PLC	2,436	112
Old Dominion Freight Line	24	8
Oshkosh Corp	1,137	101
Otis Worldwide Corp	5,471	463
Owens Corning	790	77
PACCAR Inc	1,156	83
Parker-Hannifin Corp	356	125
Pentair PLC	1,364	76
Prysmian SpA	14,697	567
Qantas Airways Ltd *	146,476	634
Quanta Services	1,185	191
Regal Beloit Corp	733	116
RELX PLC	49,820	1,508
Republic Services Inc, Cl A	700	90
Rheinmetall	2,246	573
Robert Half International Inc	1,607	130
Rockwell Automation Inc	1,053	311
Rollins Inc	2,023	71
RXO *	1,313	27
Ryder System Inc	2,375	233
Schneider National Inc, Cl B	2,470	69
Science Applications International	1,200	128
Sensata Technologies Holding PLC	6,719	340
Siemens Energy	3,665	73
SiteOne Landscape Supply *	487	72
SMS Co Ltd	24,300	583
Snap-on Inc	657	164

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SNC-Lavalin Group	38,282	$794
Southwest Airlines Co	1,122	38
Standex International	982	114
Stanley Black & Decker Inc	4,972	426
Sunrun Inc *	439	11
Tetra Tech Inc	1,268	174
Timken Co/The	1,209	103
Toro Co/The	721	80
Toromont Industries Ltd	5,172	427
Trane Technologies PLC	3,308	612
TransDigm Group Inc	1,646	1,224
TransUnion	974	64
Trex Inc *	956	49
Uber Technologies Inc *	2,866	95
UniFirst	449	88
Union Pacific Corp	3,457	717
United Airlines Holdings Inc *	1,164	60
United Parcel Service Inc, Cl B	7,148	1,304
United Rentals Inc	308	144
Univar Solutions Inc *	2,330	81
Verisk Analytics Inc, Cl A	474	81
Waste Connections	4,523	606
Waste Management Inc	3,911	586
Watsco Inc	331	101
WESCO International Inc	964	160
Westinghouse Air Brake Technologies Corp	2,694	281
WillScot Mobile Mini Holdings *	3,052	157
Wolters Kluwer	3,535	410
Woodward Inc	800	79
WW Grainger Inc	2,931	1,959
Xinyi Glass Holdings Ltd	165,000	308
XPO Logistics *	1,313	44
Xylem Inc/NY	5,273	541

		37,792
Information Technology — 21.6%
Accenture PLC, Cl A	4,755	1,263
Adobe Inc *	2,572	833
Advanced Micro Devices Inc *	14,160	1,113
Akamai Technologies Inc *	5,807	422
Allegro MicroSystems *	3,884	170
Alteryx, Cl A *	1,413	92
Amdocs Ltd	872	80
Amphenol Corp, Cl A	1,822	141
Analog Devices Inc	2,222	408
ANSYS Inc *	247	75
Apple Inc	53,461	7,881
Applied Materials Inc	7,558	878
Arista Networks Inc *	4,432	615
Arrow Electronics Inc *	1,030	121
ASML Holding NV	2,776	1,719
Aspen Technology *	322	68
Atlassian, Cl A *	1	—

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Autodesk Inc *	816	$162
Automatic Data Processing Inc	6,209	1,365
Avnet Inc	1,907	85
Belden	1,619	137
Bentley Systems, Cl B	2,299	93
Black Knight Inc *	1,137	68
Block, Cl A *	934	72
Broadcom Inc	1,756	1,044
Broadridge Financial Solutions Inc	381	54
Cadence Design Systems Inc *	832	160
CDW Corp	2,530	512
Ceridian HCM Holding *	1,194	87
Check Point Software Technologies Ltd *	9,110	1,127
Ciena Corp *	1,878	91
Cirrus Logic Inc *	1,236	127
Cisco Systems Inc	20,739	1,004
Cloudflare, Cl A *	666	40
Cognex Corp	6,582	312
Cognizant Technology Solutions Corp, Cl A	869	54
Coherent *	2,594	112
Computershare	6,047	101
Concentrix Corp	404	55
Confluent, Cl A *	550	13
Crowdstrike Holdings Inc, Cl A *	110	13
Dell Technologies Inc, Cl C	1,116	45
DocuSign Inc, Cl A *	497	30
Dolby Laboratories Inc, Cl A	1,050	86
Dropbox Inc, Cl A *	2,225	45
DXC Technology Co *	2,083	58
Elastic NV *	642	38
EPAM Systems Inc *	101	31
ExlService Holdings *	1,082	178
F5 Networks Inc *	506	72
Fair Isaac *	42	28
Fidelity National Information Services Inc	613	39
First Solar Inc *	1,016	172
Fiserv Inc *	689	79
FleetCor Technologies Inc *	370	79
Fortinet *	1,010	60
Gartner *	205	67
Gen Digital	2,665	52
Genpact Ltd	1,375	66
Global Payments Inc	14,216	1,595
Globant SA *	146	24
GoDaddy Inc, Cl A *	7,977	604
Guidewire Software *	1,075	75
Harmonic *	9,616	127
Hewlett Packard Enterprise Co	41,813	653
Hexagon, Cl B	38,002	423
HP Inc	19,892	587
HubSpot Inc *	83	32
Intel Corp	3,429	85

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Business Machines Corp	678	$88
Intuit Inc	5,572	2,269
IPG Photonics Corp *	692	85
Jack Henry & Associates Inc	408	67
Jamf Holding Corp *	1,893	40
Juniper Networks Inc	15,906	489
Keysight Technologies Inc *	2,282	365
KLA Corp	445	169
Kulicke & Soffa Industries	1,690	90
Lam Research Corp	1,445	702
Lattice Semiconductor Corp *	2,069	176
Littelfuse Inc	331	86
LONGi Green Energy Technology, Cl A	79,444	506
Lumentum Holdings *	1,071	58
Manhattan Associates *	64	9
Marvell Technology	13,962	630
Mastercard Inc, Cl A	677	241
Microchip Technology Inc	12,079	979
Micron Technology Inc	17,825	1,031
Microsoft Corp	36,929	9,211
MKS Instruments Inc	668	65
MongoDB Inc, Cl A *	261	55
Monolithic Power Systems Inc	281	136
Motorola Solutions Inc	1,626	427
National Bank of Canada	16,154	1,189
National Instruments Corp	3,105	157
nCino *	762	21
NCR Corp *	1,832	47
NetApp Inc	1,531	99
New Relic Inc *	1,365	100
Nutanix Inc, Cl A *	3,455	98
NVIDIA Corp	13,671	3,174
Okta Inc, Cl A *	276	20
ON Semiconductor Corp *	1,303	101
Oracle Corp	1,258	110
Palo Alto Networks *	1,607	303
Paychex Inc	550	61
Paycom Software Inc *	217	63
Paylocity Holding Corp *	467	90
PayPal Holdings Inc *	4,618	340
Procore Technologies *	1,863	125
PTC Inc *	835	105
QUALCOMM Inc	7,331	905
RingCentral Inc, Cl A *	199	7
Roper Technologies Inc	173	74
salesforce.com Inc *	5,331	872
Samsung Electronics Co Ltd	34,089	1,561
SAP SE	10,420	1,188
ServiceNow Inc *	597	258
Skyworks Solutions Inc	606	68
Smartsheet Inc, Cl A *	1,379	61
Snowflake, Cl A *	867	134

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SolarEdge Technologies *	718	$228
Splunk Inc *	489	50
Synopsys Inc *	451	164
Taiwan Semiconductor Manufacturing Co Ltd ADR	15,145	1,319
TD SYNNEX	404	39
Tech Mahindra Ltd	81,961	1,091
Teradata Corp *	1,199	49
Teradyne Inc	5,413	547
Texas Instruments Inc	4,914	842
Thoughtworks Holding *	10,776	79
Trimble Inc *	1,500	78
Twilio Inc, Cl A *	463	31
Tyler Technologies *	237	76
Ubiquiti	331	89
UiPath, Cl A *	4,862	72
Unity Software *	585	18
Universal Display Corp	975	132
VeriSign Inc *	2,996	590
Viavi Solutions *	6,176	68
Visa Inc, Cl A	14,423	3,172
VMware Inc, Cl A *	873	96
Vontier Corp	10,767	282
Western Digital Corp *	2,446	94
Western Union Co	4,919	64
WEX Inc *	324	62
Wix.com *	336	31
Wolfspeed *	341	25
Workday Inc, Cl A *	2,264	420
Worldline *	4,500	189
Zebra Technologies, Cl A *	677	203
Zoom Video Communications, Cl A *	186	14
Zscaler Inc *	487	64

		67,780
Materials — 3.7%
Air Products and Chemicals Inc	2,611	747
Albemarle	467	119
Alcoa Corp	4,724	231
Amcor PLC	8,591	96
AptarGroup Inc	1,090	127
Ardagh Metal Packaging	19,120	92
Avery Dennison Corp	548	100
Axalta Coating Systems Ltd *	19,933	594
Ball Corp	927	52
Cabot Corp	1,164	93
Celanese, Cl A	707	82
CF Industries Holdings Inc	2,717	233
Chemours	3,046	104
Cleveland-Cliffs *	4,585	98
Crown Holdings Inc	3,878	335
Dow Inc	975	56
DuPont de Nemours Inc	10,129	740

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eastman Chemical Co	4,713	$401
Ecolab Inc	466	74
Element Solutions	5,641	116
FMC Corp	524	68
Freeport-McMoRan Inc	5,276	216
Graphic Packaging Holding	4,953	118
Huntsman Corp	4,477	131
Ingevity *	1,326	109
Innospec	1,185	130
International Flavors & Fragrances Inc	737	69
International Paper Co	1,238	45
Linde PLC	2,844	991
Livent Corp *	15,731	369
Louisiana-Pacific	1,691	99
LyondellBasell Industries NV, Cl A	607	58
Martin Marietta Materials	1,144	412
Mosaic Co/The	4,600	245
NewMarket Corp	145	50
Newmont Corp	14,973	653
Nucor Corp	870	146
O-I Glass Inc, Cl I *	8,446	188
Packaging Corp of America	655	90
PPG Industries Inc	510	67
Quaker Chemical Corp	241	47
Reliance Steel & Aluminum Co	2,750	682
Resonac Holdings	57,800	949
Royal Gold Inc	466	55
Scotts Miracle-Gro	796	66
Sherwin-Williams Co/The	2,735	605
Sonoco Products Co	903	53
SSR Mining	5,467	75
Steel Dynamics Inc	1,777	224
United States Steel Corp	4,118	126
Valvoline Inc	2,446	86
Vulcan Materials Co	363	66
Westrock Co	1,448	45

		11,823
Real Estate — 2.2%
Alexandria Real Estate Equities Inc ‡	322	48
American Homes 4 Rent, Cl A ‡	2,436	76
American Tower Corp ‡	3,377	669
Americold Realty Trust ‡	2,617	77
AvalonBay Communities Inc ‡	909	157
Boston Properties Inc ‡	2,949	193
Brixmor Property Group ‡	4,961	112
CBRE Group Inc, Cl A *	5,245	447
China Resources Land	72,000	319
Corporate Office Properties Trust ‡	3,768	96
Cousins Properties ‡	2,645	65
Crown Castle Inc ‡	4,114	538
CubeSmart ‡	1,472	69
Digital Realty Trust Inc ‡	437	45

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EastGroup Properties ‡	635	$104
Equinix Inc ‡	145	100
Equity LifeStyle Properties ‡	1,548	106
Equity Residential ‡	780	49
Essex Property Trust Inc ‡	187	43
Extra Space Storage Inc ‡	438	72
Federal Realty Investment Trust ‡	402	43
First Industrial Realty Trust ‡	1,730	91
Gaming and Leisure Properties Inc ‡	17	1
Healthpeak Properties Inc ‡	3,935	95
Highwoods Properties ‡	2,287	61
Host Hotels & Resorts Inc ‡	9,310	156
Howard Hughes Corp/The *	411	34
Hudson Pacific Properties	3,556	33
Iron Mountain Inc ‡	1,533	81
JBG SMITH Properties ‡	3,147	54
Jones Lang LaSalle Inc *	410	71
Kennedy-Wilson Holdings Inc	2,346	39
Kilroy Realty Corp ‡	811	29
Kimco Realty Corp ‡	2,506	52
Lamar Advertising, Cl A ‡	862	90
Life Storage Inc ‡	829	100
Mid-America Apartment Communities ‡	482	77
National Retail Properties Inc ‡	993	45
Opendoor Technologies *	14,792	21
Prologis Inc ‡	6,809	840
Public Storage ‡	298	89
Rayonier ‡	2,788	94
Realty Income Corp ‡	1,634	104
Regency Centers Corp ‡	826	52
SBA Communications Corp, Cl A ‡	1,053	273
Simon Property Group Inc ‡	566	69
SL Green Realty ‡	583	20
STAG Industrial ‡	3,653	123
Terreno Realty ‡	1,746	109
UDR Inc ‡	2,288	98
Ventas Inc ‡	1,890	92
VICI Properties, Cl A ‡	3,472	116
Vornado Realty Trust Co ‡	765	15
Welltower Inc ‡	1,829	136
Weyerhaeuser Co ‡	2,954	92
Zillow Group, Cl C *	1,894	79

		6,959
Utilities — 2.2%
AES Corp/The	4,013	99
Alliant Energy Corp	1,828	94
Ameren Corp	786	65
American Electric Power Co Inc	1,847	162
American Water Works Co Inc	2,358	331
Atmos Energy Corp	622	70
Avangrid Inc	2,174	85
Brookfield Renewable, Cl A	3,044	85

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CenterPoint Energy Inc	3,540	$98
CMS Energy Corp	5,948	351
Consolidated Edison Inc	3,038	271
CPFL Energia SA	69,255	400
Dominion Energy Inc	1,583	88
DTE Energy Co	931	102
Duke Energy Corp	2,448	231
Edison International	7,451	493
Entergy Corp	595	61
Essential Utilities Inc	1,211	52
Evergy Inc	833	49
Exelon Corp	15,856	640
FirstEnergy Corp	9,890	391
Hawaiian Electric Industries Inc	1,502	61
IDACORP	994	103
NextEra Energy Inc	9,701	689
NiSource Inc	1,440	40
NRG Energy Inc	3,167	104
OGE Energy	2,708	97
Pinnacle West Capital Corp	566	42
PPL Corp	23,068	624
Sempra Energy	466	70
UGI Corp	1,904	71
Vistra Energy Corp	2,937	65
WEC Energy Group Inc	737	65
Xcel Energy Inc	6,735	435

		6,684
Total Common Stock
(Cost $250,529) ($ Thousands)		305,966

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUNDS — 0.1%

iShares MSCI ACWI ex US ETF	4,125	$195
iShares Russell 2000 Value ETF	759	113

Total Exchange Traded Funds
(Cost $299) ($ Thousands)		308

	Number of Rights
RIGHTS — 0.0%
United States — 0.0%
Abiomed Inc *‡‡	297	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Institutional Class
4.350%**†	4,800,530	4,801

Total Cash Equivalent
(Cost $4,801) ($ Thousands)		4,801

Total Investments in Securities — 99.3%
(Cost $255,629) ($ Thousands)		$311,075

A list of the open futures contracts held by the Fund at February 28, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	7	Mar-2023	$649	$665	$16
S&P 500 Index E-MINI	22	Mar-2023	4,342	4,373	31
			$4,991	$5,038	$47

Percentages are based on Net Assets of $313,417 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 28, 2023.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.

ACWI — All Country World Index
ADR — American Depositary Receipt
Cl — Class
ETF — Exchange-Traded Fund
Ltd. — Limited
MSCI — Morgan Stanley Capital International
NASDAQ – National Association of Securities Dealers and Automated Quotations
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of February 28, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	305,422	544	–	305,966
Exchange Traded Funds	308	–	–	308

SEI Catholic Values Trust/Annual Report/February 28, 2023

Investments in Securities	Level 1 ($)	Level 2 ($)		Level 3 ($)	Total ($)
Rights	–	–	^	–	–	^
Cash Equivalent	4,801	–		–	4,801
Total Investments in Securities	310,531	544		–	311,075

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	47	–	–	47
Total Other Financial Instruments	47	–	–	47

^ Security valued at zero.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 28, 2023 ($ Thousands):

Security Description	Value 2/28/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 2/28/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$10,869	$14,309	$(20,377)	$—	$—	$4,801	$93	$—

Amounts designated as "-" are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 32.5%
Agency Mortgage-Backed Obligations — 25.5%
FHLMC
6.000%, 03/01/2035 to 12/01/2052	$396	$408
5.500%, 04/01/2030	75	75
5.000%, 06/01/2041 to 07/01/2052	341	339
4.500%, 06/01/2038 to 09/01/2050	507	503
4.000%, 07/01/2037 to 06/01/2052	659	631
3.500%, 04/01/2033 to 04/01/2052	1,430	1,335
3.000%, 09/01/2036 to 09/01/2050	2,347	2,109
2.500%, 01/01/2050 to 05/01/2052	4,010	3,435
2.000%, 09/01/2041 to 11/01/2051	2,203	1,811
1.500%, 10/01/2041 to 11/01/2041	162	130
FHLMC ARM
3.643%, ICE LIBOR USD 12 Month + 1.625%, 10/01/2046(A)	238	239
3.475%, ICE LIBOR USD 12 Month + 1.597%, 06/01/2047(A)	117	117
3.096%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	72	69
3.007%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	54	50
2.877%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	60	57
FHLMC CMO, Ser 2014-328, Cl S4, IO
0.074%, 02/15/2038(A)	22	1
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.212%, 04/15/2041(A)	96	4
FHLMC CMO, Ser 2015-4494, Cl AI, IO
0.124%, 11/15/2038(A)	98	4
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	15	13
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	82	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	$86	$11
FHLMC CMO, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	87	11
FHLMC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	200	181
FHLMC CMO, Ser 2022-5230, Cl PE
2.000%, 12/25/2051	100	78
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1517, Cl X1, IO
1.324%, 07/25/2035(A)	235	26
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.598%, 12/25/2035(A)	2,071	102
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
6.317%, ICE LIBOR USD 1 Month + 1.700%, 01/25/2050(A)(B)	44	44
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl B1
6.917%, ICE LIBOR USD 1 Month + 2.300%, 01/25/2050(A)(B)	180	175
FHLMC STACR REMIC Trust, Ser 2022-DNA6, Cl M1A
6.634%, SOFR30A + 2.150%, 09/25/2042(A)(B)	108	108
FNMA
6.500%, 01/01/2053	99	102
5.500%, 08/01/2049	249	254
5.000%, 07/01/2052 to 08/01/2052	829	820
4.500%, 07/01/2033 to 01/01/2059	2,103	2,077
4.000%, 01/01/2037 to 06/01/2057	2,782	2,660
3.500%, 12/01/2034 to 05/01/2052	3,036	2,808
3.450%, 03/01/2029	19	18
3.250%, 05/01/2029	19	18
3.160%, 05/01/2029	19	18
3.000%, 11/01/2034 to 03/01/2052	4,099	3,696
2.930%, 06/01/2030	38	35
2.810%, 04/01/2025	40	38
2.500%, 08/01/2035 to 07/01/2061	6,072	5,230
2.150%, 02/01/2032(A)	80	66
2.000%, 03/01/2041 to 03/01/2052	3,146	2,588
1.500%, 03/01/2051	78	61
FNMA ARM
2.963%, ICE LIBOR USD 12 Month + 1.587%, 04/01/2047(A)	136	135
FNMA CMO, Ser 2014-6, Cl Z
2.500%, 02/25/2044	125	106
FNMA CMO, Ser 2015-55, Cl IO, IO
0.309%, 08/25/2055(A)	90	3
FNMA CMO, Ser 2015-56, Cl AS, IO
1.533%, 08/25/2045(A)	126	13

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	$200	$158
FNMA CMO, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	163	26
FNMA CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	179	24
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
7.217%, ICE LIBOR USD 1 Month + 2.600%, 05/25/2024(A)	88	89
FNMA TBA
5.500%, 03/01/2037	400	399
5.000%, 03/15/2053	300	295
4.500%, 03/15/2053	400	385
4.000%, 03/01/2039	300	282
3.500%, 03/15/2053	300	273
3.000%, 03/15/2045	200	176
2.500%, 03/15/2053	1,400	1,186
2.000%, 03/15/2053	100	81
GNMA
4.500%, 01/15/2042 to 02/20/2050	727	721
4.000%, 08/15/2045 to 04/20/2050	329	317
3.500%, 04/20/2046 to 02/20/2052	631	586
3.000%, 09/15/2042 to 04/20/2052	598	538
2.500%, 03/20/2051 to 09/20/2051	363	315
GNMA CMO, Ser 2007-51, Cl SG, IO
1.982%, 08/20/2037(A)	6	–
GNMA CMO, Ser 2012-34, Cl SA, IO
1.452%, 03/20/2042(A)	71	7
GNMA CMO, Ser 2012-43, Cl SN, IO
2.010%, 04/16/2042(A)	57	7
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.621%, 10/20/2062(A)	36	1
GNMA CMO, Ser 2014-118, Cl HS, IO
1.602%, 08/20/2044(A)	118	12
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	80	11
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	82	11
GNMA CMO, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	79	8
GNMA CMO, Ser 2020-H09, Cl FL
5.542%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	64	63
GNMA CMO, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	277	37
GNMA CMO, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	378	55
GNMA CMO, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	272	37
GNMA CMO, Ser 2022-139, Cl AL
4.000%, 07/20/2051	100	93

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2022-189, Cl PT
2.500%, 10/20/2051	$99	$85
GNMA CMO, Ser 2022-63, Cl LM
3.500%, 10/20/2050	100	85
GNMA TBA
5.500%, 03/20/2038	200	201
5.000%, 03/15/2052	600	593
4.500%, 03/15/2053	400	388
4.000%, 03/15/2053	200	189
3.500%, 03/15/2053	200	184
3.000%, 03/15/2053	1,100	982
2.500%, 03/15/2053	1,100	951
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	118	94
GNMA, Ser 113, Cl Z
2.000%, 09/16/2061	608	402
GNMA, Ser 2020-178, Cl IO, IO
1.422%, 10/16/2060(A)	1,137	99
GNMA, Ser 3, Cl IO, IO
0.640%, 02/16/2061(A)	294	17

		43,288
Non-Agency Mortgage-Backed Obligations — 7.0%
BANK, Ser 2017-BNK8, Cl XA, IO
0.713%, 11/15/2050(A)	1,362	37
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033(A)(B)	140	121
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034(C)	48	41
Benchmark Mortgage Trust, Ser 2019-B17, Cl A2
2.211%, 03/15/2053	395	366
Benchmark Mortgage Trust, Ser 2020-B22, Cl ASB
1.731%, 01/15/2054	474	402
BRAVO Residential Funding Trust, Ser 2022-NQM3, Cl A1
5.108%, 07/25/2062(A)(B)	179	174
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
5.597%, TSFR1M + 1.034%, 10/15/2036(A)(B)	371	369
BX Commercial Mortgage Trust, Ser VOLT, Cl A
5.288%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	287	280
BX Mortgage Trust, Ser 2022-MVRK, Cl A
6.029%, TSFR1M + 1.467%, 03/15/2039(A)(B)	170	169
BXP Trust, Ser 2017-CQHP, Cl A
5.438%, ICE LIBOR USD 1 Month + 0.850%, 11/15/2034(A)(B)	190	183

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
4.887%, ICE LIBOR USD 1 Month + 0.270%, 05/25/2035(A)(B)	$44	$41
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
4.629%, 05/25/2035(A)(B)	148	115
CIM Trust, Ser 2020-INV1, Cl A2
2.500%, 04/25/2050(A)(B)	121	99
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046(B)	67	62
COMM Mortgage Trust, Ser 2015-CR24, Cl AM
4.028%, 08/10/2048(A)	90	85
COMM Mortgage Trust, Ser 2015-CR26, Cl A4
3.630%, 10/10/2048	417	397
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
7.238%, ICE LIBOR USD 1 Month + 2.650%, 05/15/2036(A)(B)	190	187
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057(A)	210	198
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039(B)	100	84
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(B)	131	116
CSMC Trust, Ser 2020-FACT, Cl F
10.745%, ICE LIBOR USD 1 Month + 6.157%, 10/15/2037(A)(B)	250	212
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(A)(B)	37	32
Flagstar Mortgage Trust, Ser 2021-6INV, Cl A4
2.500%, 08/25/2051(A)(B)	542	438
Flagstar Mortgage Trust, Ser 2021-8INV, Cl A3
2.500%, 09/25/2051(A)(B)	243	197
FRESB Mortgage Trust, Ser 2019-SB63, Cl A5H
2.550%, 02/25/2039(A)	195	189
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
6.388%, ICE LIBOR USD 1 Month + 1.800%, 09/15/2031(A)(B)	172	147
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
7.588%, ICE LIBOR USD 1 Month + 3.000%, 09/15/2031(A)(B)	172	127

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl AAB
1.662%, 12/12/2053	$260	$224
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
2.929%, 10/25/2050(A)(B)	133	113
ILPT Commercial Mortgage Trust, Ser 2022-LPF2, Cl A
6.808%, TSFR1M + 2.245%, 10/15/2039(A)(B)	160	160
Impac CMB Trust, Ser 2005-4, Cl 1M1
5.262%, ICE LIBOR USD 1 Month + 0.430%, 05/25/2035(A)	22	20
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
6.267%, ICE LIBOR USD 1 Month + 1.650%, 08/25/2036(A)	22	22
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.832%, 10/15/2050(A)	1,333	38
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
7.898%, ICE LIBOR USD 1 Month + 3.310%, 06/15/2035(A)(B)	250	47
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-MKST, Cl F
7.688%, ICE LIBOR USD 1 Month + 3.100%, 12/15/2036(A)(B)	170	104
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	87	65
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(B)	16	15
JPMorgan Mortgage Trust, Ser 2020-3, Cl A3A
3.000%, 08/25/2050(A)(B)	70	59
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/25/2051(A)(B)	313	253
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl A
5.227%, TSFR1M + 0.664%, 12/15/2037(A)(B)	99	97
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050(A)(B)	93	78
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A4
3.443%, 08/15/2047	217	211
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.139%, 07/15/2050(A)	100	93

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	$221	$212
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.282%, 12/12/2049(A)	14	7
Morgan Stanley Capital I Trust, Ser 2018-H4, Cl A4
4.310%, 12/15/2051	313	297
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
6.238%, ICE LIBOR USD 1 Month + 1.650%, 05/15/2036(A)(B)	123	119
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035(A)(B)	110	100
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl A
3.047%, 08/15/2036(B)	110	99
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	117	110
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059(A)(B)	201	178
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(B)	201	178
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	42	38
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047(C)	102	96
OBX Trust, Ser 2022-NQM1, Cl A2
3.001%, 11/25/2061(A)(B)	120	86
OBX Trust, Ser 2022-NQM6, Cl A1
4.700%, 07/25/2062(B)(C)	171	164
PRKCM Trust, Ser 2022-AFC1, Cl A1A
4.100%, 04/25/2057(A)(B)	95	89
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059(A)(B)	11	11
Seasoned Credit Risk Transfer Trust CMO, Ser 2018-1, Cl MA
3.000%, 05/25/2057	182	169
Seasoned Credit Risk Transfer Trust CMO, Ser 2022-1, Cl MAU
3.250%, 11/25/2061	324	298
Seasoned Credit Risk Transfer Trust CMO, Ser 2022-2, Cl MA
3.000%, 04/25/2062	253	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.349%, 08/25/2057(A)	$169	$160
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	233	221
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	280	265
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	144	128
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl MA
2.000%, 05/25/2060	130	116
Seasoned Credit Risk Transfer Trust, Ser 2021-1, Cl MA
2.000%, 09/25/2060	197	174
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051(A)(B)	326	264
SMRT, Ser 2022-MINI, Cl D
6.513%, TSFR1M + 1.950%, 01/15/2039(A)(B)	110	104
SREIT Trust, Ser 2021-MFP2, Cl A
5.410%, ICE LIBOR USD 1 Month + 0.822%, 11/15/2036(A)(B)	110	108
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl ASB
4.241%, 10/15/2051	532	507
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR6, Cl 2A1A
5.077%, ICE LIBOR USD 1 Month + 0.460%, 04/25/2045(A)	105	101
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048(A)	270	257
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	442	426

		11,779
Total Mortgage-Backed Securities
(Cost $60,670) ($ Thousands)		55,067

CORPORATE OBLIGATIONS — 31.8%
Communication Services — 3.6%
AT&T
5.915%, ICE LIBOR USD 3 Month + 1.180%, 06/12/2024 (A)	462	467
5.350%, 09/01/2040	21	20
4.500%, 03/09/2048	39	32

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.350%, 03/01/2029	$120	$114
4.350%, 06/15/2045	20	16
3.650%, 09/15/2059	32	22
3.550%, 09/15/2055	10	7
3.500%, 06/01/2041	151	113
3.500%, 09/15/2053	30	21
2.550%, 12/01/2033	399	306
2.300%, 06/01/2027	60	53
2.250%, 02/01/2032	50	39
1.650%, 02/01/2028	60	51
CCO Holdings
4.750%, 02/01/2032 (B)	100	81
4.500%, 05/01/2032	100	79
4.500%, 06/01/2033 (B)	20	16
Charter Communications Operating
6.484%, 10/23/2045	20	18
6.384%, 10/23/2035	580	557
5.750%, 04/01/2048	90	75
5.500%, 04/01/2063	30	23
5.375%, 04/01/2038	10	8
5.375%, 05/01/2047	10	8
5.125%, 07/01/2049	10	8
5.050%, 03/30/2029	40	37
4.908%, 07/23/2025	30	29
4.800%, 03/01/2050	30	22
4.400%, 04/01/2033	150	128
3.500%, 03/01/2042	10	6
Comcast
4.250%, 10/15/2030	130	123
4.150%, 10/15/2028	40	38
4.049%, 11/01/2052	150	121
4.000%, 08/15/2047	10	8
4.000%, 03/01/2048	10	8
3.999%, 11/01/2049	10	8
3.969%, 11/01/2047	90	73
3.950%, 10/15/2025	70	68
3.750%, 04/01/2040	20	16
3.450%, 02/01/2050	40	29
3.400%, 04/01/2030	20	18
3.400%, 07/15/2046	10	7
3.375%, 08/15/2025	60	58
3.300%, 04/01/2027	190	178
3.150%, 03/01/2026	20	19
2.937%, 11/01/2056	27	17
2.887%, 11/01/2051	254	165
2.800%, 01/15/2051	40	26
2.350%, 01/15/2027	260	236
DISH DBS
5.750%, 12/01/2028 (B)	30	24
5.250%, 12/01/2026 (B)	40	34
Fox
5.476%, 01/25/2039	70	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sprint Spectrum
4.738%, 03/20/2025 (B)	$129	$128
Take-Two Interactive Software
3.700%, 04/14/2027	290	274
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	126
T-Mobile USA
4.500%, 04/15/2050	50	42
3.875%, 04/15/2030	130	118
3.750%, 04/15/2027	10	9
3.500%, 04/15/2025	150	144
3.500%, 04/15/2031	80	69
3.400%, 10/15/2052	30	20
3.375%, 04/15/2029	20	18
3.000%, 02/15/2041	10	7
2.875%, 02/15/2031	20	17
2.625%, 02/15/2029	30	26
2.550%, 02/15/2031	20	16
2.250%, 02/15/2026	10	9
2.250%, 11/15/2031	10	8
Verizon Communications
5.500%, 03/16/2047	6	6
5.250%, 03/16/2037	20	20
4.862%, 08/21/2046	30	27
4.500%, 08/10/2033	180	167
4.329%, 09/21/2028	300	287
4.125%, 08/15/2046	30	24
4.000%, 03/22/2050	30	24
3.400%, 03/22/2041	10	8
3.150%, 03/22/2030	30	26
3.000%, 03/22/2027	10	9
2.875%, 11/20/2050	10	6
2.650%, 11/20/2040	70	47
2.625%, 08/15/2026	10	9
2.550%, 03/21/2031	90	74
2.355%, 03/15/2032	93	73
2.100%, 03/22/2028	30	26
1.750%, 01/20/2031	130	100
Warnermedia Holdings
5.141%, 03/15/2052 (B)	420	329
5.050%, 03/15/2042 (B)	10	8
4.279%, 03/15/2032 (B)	140	121
4.054%, 03/15/2029 (B)	20	18
3.755%, 03/15/2027 (B)	20	18

		6,152

Consumer Discretionary — 2.7%
Amazon.com
4.950%, 12/05/2044	157	154
4.250%, 08/22/2057	10	9
4.100%, 04/13/2062	374	309
4.050%, 08/22/2047	30	26

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 08/22/2037	$230	$203
3.600%, 04/13/2032	110	101
3.450%, 04/13/2029	20	19
3.300%, 04/13/2027	10	9
3.150%, 08/22/2027	50	47
3.100%, 05/12/2051	120	86
2.100%, 05/12/2031	20	16
1.500%, 06/03/2030	30	24
1.200%, 06/03/2027	60	52
Cox Communications
3.350%, 09/15/2026 (B)	231	215
CSC Holdings
4.500%, 11/15/2031 (B)	200	142
Element Fleet Management
1.600%, 04/06/2024 (B)	491	468
Ford Motor
6.100%, 08/19/2032	30	28
4.750%, 01/15/2043	20	15
3.250%, 02/12/2032	30	23
Ford Motor Credit
4.950%, 05/28/2027	230	214
4.000%, 11/13/2030	200	167
2.900%, 02/10/2029	220	179
General Motors
6.250%, 10/02/2043	50	47
6.125%, 10/01/2025	20	20
5.600%, 10/15/2032	10	9
5.150%, 04/01/2038	20	17
General Motors Financial
2.400%, 10/15/2028	553	463
Hilton Domestic Operating
5.750%, 05/01/2028 (B)	20	19
5.375%, 05/01/2025 (B)	30	30
Home Depot
3.625%, 04/15/2052	80	61
3.350%, 04/15/2050	70	52
3.300%, 04/15/2040	198	158
3.250%, 04/15/2032	100	88
2.700%, 04/15/2030	20	17
2.500%, 04/15/2027	30	27
Lennar
5.000%, 06/15/2027	10	10
4.750%, 11/29/2027	20	19
4.500%, 04/30/2024	20	20
Lowe's
5.625%, 04/15/2053	245	234
5.000%, 04/15/2040	53	48
4.500%, 04/15/2030	20	19
3.700%, 04/15/2046	96	71
NIKE
3.375%, 03/27/2050	50	39
3.250%, 03/27/2040	10	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.750%, 03/27/2027	$20	$19
2.400%, 03/27/2025	30	29
Nissan Motor
3.522%, 09/17/2025 (B)	200	187
Target
2.250%, 04/15/2025	40	38
Time Warner Cable
7.300%, 07/01/2038	90	90
6.550%, 05/01/2037	10	10
Time Warner Cable Enterprises
8.375%, 07/15/2033	50	56
Toll Brothers Finance
4.375%, 04/15/2023	20	20
University of Miami
4.063%, 04/01/2052	189	159
VOC Escrow
5.000%, 02/15/2028 (B)	30	26

		4,616

Consumer Staples — 1.1%
Anheuser-Busch
4.900%, 02/01/2046	618	567
3.650%, 02/01/2026	20	19
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	20	20
4.600%, 04/15/2048	8	7
4.350%, 06/01/2040	50	44
4.000%, 04/13/2028	20	19
3.500%, 06/01/2030	20	18
Cargill
1.375%, 07/23/2023 (B)	30	30
Coca-Cola
3.375%, 03/25/2027	20	19
2.600%, 06/01/2050	20	13
1.450%, 06/01/2027	40	35
Constellation Brands
4.750%, 11/15/2024	80	79
4.350%, 05/09/2027	20	19
3.600%, 05/09/2024	30	29
Costco Wholesale
1.600%, 04/20/2030	40	33
1.375%, 06/20/2027	70	61
CVS Health
5.125%, 07/20/2045	60	54
3.875%, 07/20/2025	18	17
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	323	341
6.036%, 12/10/2028	153	154
Hershey
0.900%, 06/01/2025	10	9
Kraft Heinz Foods
5.500%, 06/01/2050	10	10

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.200%, 07/15/2045	$20	$19
4.875%, 10/01/2049	20	18
4.375%, 06/01/2046	10	8
4.250%, 03/01/2031	10	9
Mars
3.200%, 04/01/2030 (B)	10	9
2.700%, 04/01/2025 (B)	30	29
Mondelez International
1.500%, 05/04/2025	70	65
PepsiCo
2.875%, 10/15/2049	20	14
1.625%, 05/01/2030	20	16

		1,784

Energy — 3.7%
Apache
7.750%, 12/15/2029	20	21
5.350%, 07/01/2049	20	16
4.750%, 04/15/2043	10	8
4.250%, 01/15/2044	150	108
BP Capital Markets America
3.633%, 04/06/2030	20	18
3.588%, 04/14/2027	10	9
3.000%, 02/24/2050	50	34
Cameron LNG
3.302%, 01/15/2035 (B)	70	58
2.902%, 07/15/2031 (B)	60	52
Cheniere Energy
4.625%, 10/15/2028	20	19
Cheniere Energy Partners
4.000%, 03/01/2031	10	9
3.250%, 01/31/2032	40	32
Chevron
3.078%, 05/11/2050	10	7
2.954%, 05/16/2026	30	28
1.554%, 05/11/2025	50	46
Chevron USA
3.850%, 01/15/2028	30	29
Continental Resources
5.750%, 01/15/2031 (B)	40	38
4.900%, 06/01/2044	20	15
4.500%, 04/15/2023	30	30
4.375%, 01/15/2028	30	28
2.268%, 11/15/2026 (B)	20	17
Coterra Energy
4.375%, 03/15/2029	160	148
3.900%, 05/15/2027	80	75
DCP Midstream Operating
6.450%, 11/03/2036 (B)	10	10
Devon Energy
8.250%, 08/01/2023	30	30
5.850%, 12/15/2025	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.600%, 07/15/2041	$50	$46
5.000%, 06/15/2045	210	178
Diamondback Energy
3.500%, 12/01/2029	30	27
3.250%, 12/01/2026	10	9
Ecopetrol
5.875%, 05/28/2045	110	73
4.625%, 11/02/2031	20	15
Energy Transfer
8.892%, ICE LIBOR USD 3 Month + 4.028%(A)(D)	70	66
7.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.306%(A)(D)	50	44
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.134%(A)(D)	10	9
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.694%(A)(D)	20	18
6.250%, 04/15/2049	160	152
5.250%, 04/15/2029	30	29
5.000%, 05/15/2050	30	25
4.950%, 06/15/2028	20	19
4.150%, 09/15/2029	20	18
3.750%, 05/15/2030	110	98
2.900%, 05/15/2025	10	9
Enterprise Products Operating
5.375%, ICE LIBOR USD 3 Month + 2.570%, 02/15/2078 (A)	10	8
4.850%, 03/15/2044	50	44
4.150%, 10/16/2028	350	331
EOG Resources
4.950%, 04/15/2050	70	67
4.150%, 01/15/2026	20	20
3.900%, 04/01/2035	40	35
Equities
3.900%, 10/01/2027	230	211
3.625%, 05/15/2031 (B)	20	17
Exxon Mobil
4.327%, 03/19/2050	30	27
4.114%, 03/01/2046	70	60
3.482%, 03/19/2030	40	37
3.043%, 03/01/2026	40	38
2.992%, 03/19/2025	50	48
1.571%, 04/15/2023	10	10
Halliburton
5.000%, 11/15/2045	40	35
3.800%, 11/15/2025	2	2
Kinder Morgan
5.300%, 12/01/2034	20	19
5.200%, 03/01/2048	10	9
4.300%, 06/01/2025	30	29

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.300%, 03/01/2028	$80	$76
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	39
3.500%, 09/01/2023	30	30
MEG Energy
5.875%, 02/01/2029 (B)	10	9
MPLX
5.500%, 02/15/2049	30	27
4.875%, 06/01/2025	110	108
4.800%, 02/15/2029	80	77
4.700%, 04/15/2048	60	48
4.500%, 04/15/2038	10	9
Occidental Petroleum
7.875%, 09/15/2031	10	11
7.500%, 05/01/2031	60	64
6.950%, 07/01/2024	4	4
6.200%, 03/15/2040	75	73
5.550%, 03/15/2026	30	30
4.863%, 10/10/2036 (E)	750	379
4.625%, 06/15/2045	20	16
4.400%, 04/15/2046	10	8
4.400%, 08/15/2049	70	54
4.100%, 02/15/2047	70	53
3.500%, 08/15/2029	20	18
3.400%, 04/15/2026	20	19
3.200%, 08/15/2026	30	27
3.000%, 02/15/2027	20	18
Pertamina Persero
6.000%, 05/03/2042 (B)	200	193
Petrobras Global Finance BV
7.375%, 01/17/2027	100	102
6.850%, 06/05/2115	50	42
5.750%, 02/01/2029	50	48
Phillips 66
3.605%, 02/15/2025 (B)	95	92
3.550%, 10/01/2026 (B)	232	216
Pioneer Natural Resources
2.150%, 01/15/2031	50	39
1.900%, 08/15/2030	20	16
1.125%, 01/15/2026	10	9
Range Resources
4.875%, 05/15/2025	30	29
Schlumberger Holdings
3.900%, 05/17/2028 (B)	471	443
Shell International Finance BV
4.375%, 05/11/2045	50	44
4.000%, 05/10/2046	50	42
3.250%, 04/06/2050	50	37
2.875%, 05/10/2026	60	56
2.750%, 04/06/2030	20	17
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	200	198

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southwestern Energy
5.375%, 03/15/2030	$20	$18
Targa Resources
5.200%, 07/01/2027	50	49
4.200%, 02/01/2033	20	17
Targa Resources Partners
5.500%, 03/01/2030	20	19
5.000%, 01/15/2028	10	10
4.875%, 02/01/2031	30	27
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	60	51
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	50	53
Venture Global Calcasieu Pass
3.875%, 11/01/2033 (B)	20	16
Western Midstream Operating
5.500%, 02/01/2050	20	16
4.500%, 03/01/2028	10	9
4.300%, 02/01/2030	100	89
3.350%, 02/01/2025	110	104
Williams
7.750%, 06/15/2031	140	153
7.500%, 01/15/2031	10	11
5.750%, 06/24/2044	40	38

		6,297

Financials — 11.6%
AIA Group MTN
3.200%, 03/11/2025 (B)	270	259
American Express
4.050%, 05/03/2029	70	66
3.375%, 05/03/2024	20	20
American International Group
2.500%, 06/30/2025	310	292
Aviation Capital Group
1.950%, 01/30/2026 (B)	301	266
Bank of America
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (A)	42	38
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (A)	185	138
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)	90	74
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	90	72
Bank of America MTN
5.000%, 01/21/2044	20	19
4.948%, U.S. SOFR + 2.040%, 07/22/2028 (A)	221	216
4.450%, 03/03/2026	10	10
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)	100	96

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (A)	$398	$335
4.250%, 10/22/2026	50	48
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (A)	110	88
4.000%, 01/22/2025	300	292
3.970%, ICE LIBOR USD 3 Month + 1.070%, 03/05/2029 (A)	150	139
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (A)	90	83
3.550%, ICE LIBOR USD 3 Month + 0.780%, 03/05/2024 (A)	70	70
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	40	33
Bank of Montreal MTN
1.850%, 05/01/2025	70	65
Bank of New York Mellon MTN
4.289%, U.S. SOFR + 1.418%, 06/13/2033 (A)	140	130
1.600%, 04/24/2025	20	19
Bank of Nova Scotia
4.588%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.050%, 05/04/2037 (A)	40	35
1.300%, 06/11/2025	40	37
Barclays
5.304%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 08/09/2026 (A)	200	197
5.088%, ICE LIBOR USD 3 Month + 3.054%, 06/20/2030 (A)	200	185
Barclays MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/2029 (A)	200	191
Blackstone Holdings Finance
6.250%, 08/15/2042 (B)	118	119
5.000%, 06/15/2044 (B)	200	176
BNP Paribas
5.125%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 01/13/2029 (A)(B)	200	197
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(B)	200	198
4.400%, 08/14/2028 (B)	200	189
Brighthouse Financial
4.700%, 06/22/2047	4	3
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	40	39
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (A)	42	41
3.900%, 01/29/2024	700	690

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citigroup
8.125%, 07/15/2039	$60	$76
4.910%, U.S. SOFR + 2.086%, 05/24/2033 (A)	40	38
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)	20	19
4.650%, 07/23/2048	180	161
4.450%, 09/29/2027	90	86
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)	233	217
4.125%, 07/25/2028	90	84
3.980%, ICE LIBOR USD 3 Month + 1.338%, 03/20/2030 (A)	110	100
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	60	52
3.700%, 01/12/2026	100	96
3.520%, ICE LIBOR USD 3 Month + 1.151%, 10/27/2028 (A)	148	135
3.400%, 05/01/2026	510	482
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	30	28
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	10	8
1.678%, U.S. SOFR + 1.667%, 05/15/2024 (A)	40	40
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	242
Credit Agricole
8.125%, USD Swap Semi 30/360 5 Yr Curr + 6.185%(A)(B)(D)	260	263
Credit Suisse Group
9.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.383%(A)(B)(D)	200	181
4.550%, 04/17/2026	250	223
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(B)	250	198
1.305%, U.S. SOFR + 0.980%, 02/02/2027 (A)(B)	250	202
Credit Suisse NY
7.950%, 01/09/2025	322	325
CTR Partnership
3.875%, 06/30/2028 (B)	10	8
Discover Financial Services
6.700%, 11/29/2032	160	165
Five Corners Funding Trust
4.419%, 11/15/2023 (B)	390	386
Guardian Life Global Funding
1.100%, 06/23/2025 (B)	10	9
HSBC Holdings
7.390%, U.S. SOFR + 3.350%, 11/03/2028 (A)	230	243

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Intercontinental Exchange
4.950%, 06/15/2052	$10	$9
4.600%, 03/15/2033	100	95
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	193
JPMorgan Chase
4.950%, 06/01/2045	100	92
4.565%, U.S. SOFR + 1.750%, 06/14/2030 (A)	180	171
4.493%, TSFR3M + 3.790%, 03/24/2031 (A)	298	281
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (A)	590	553
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (A)	200	197
3.845%, U.S. SOFR + 0.980%, 06/14/2025 (A)	100	98
3.509%, ICE LIBOR USD 3 Month + 0.945%, 01/23/2029 (A)	210	192
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (A)	10	7
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	130	107
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)	60	56
1.514%, U.S. SOFR + 1.455%, 06/01/2024 (A)	100	99
KKR Group Finance III
5.125%, 06/01/2044 (B)	215	189
KKR Group Finance VIII
3.500%, 08/25/2050 (B)	137	93
Liberty Mutual Group
4.569%, 02/01/2029 (B)	349	330
4.250%, 06/15/2023 (B)	90	90
Lincoln National
3.400%, 01/15/2031	209	176
Lloyds Banking Group
4.375%, 03/22/2028	200	189
3.900%, 03/12/2024	536	527
Macquarie Group
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (A)(B)	302	265
Macquarie Group MTN
4.150%, ICE LIBOR USD 3 Month + 1.330%, 03/27/2024 (A)(B)	471	471
Manulife Financial
3.703%, 03/16/2032	340	305
Massachusetts Mutual Life Insurance
5.672%, 12/01/2052 (B)	305	308
3.375%, 04/15/2050 (B)	144	105
Metropolitan Life Global Funding I MTN
3.300%, 03/21/2029 (B)	361	326

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Metropolitan Life Insurance
7.800%, 11/01/2025 (B)	$267	$281
Mitsubishi UFJ Financial Group
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	200	192
Moody's
3.250%, 05/20/2050	235	163
Morgan Stanley
3.737%, ICE LIBOR USD 3 Month + 0.847%, 04/24/2024 (A)	40	40
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (A)	20	15
Morgan Stanley MTN
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (A)	90	83
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	384	340
3.125%, 07/27/2026	450	419
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (A)	120	95
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	100	93
National Securities Clearing
1.500%, 04/23/2025 (B)	250	231
NatWest Group
3.073%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.550%, 05/22/2028 (A)	200	180
New York Life Global Funding
0.950%, 06/24/2025 (B)	30	27
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	225	216
Principal Life Global Funding II
1.250%, 06/23/2025 (B)	10	9
Royal Bank of Canada MTN
1.600%, 04/17/2023	60	60
1.150%, 06/10/2025	40	37
Santander Holdings USA
4.500%, 07/17/2025	10	10
State Street
3.152%, U.S. SOFR + 2.650%, 03/30/2031 (A)	110	97
2.901%, U.S. SOFR + 2.600%, 03/30/2026 (A)	95	90
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	90	83
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	70	66
1.150%, 06/12/2025	30	27
0.750%, 06/12/2023	80	79

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
UBS MTN
4.500%, 06/26/2048 (B)	$400	$356
UBS Group
1.364%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.080%, 01/30/2027 (A)(B)	200	177
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	449	432
US Bancorp
5.727%, U.S. SOFR + 1.430%, 10/21/2026 (A)	169	171
1.450%, 05/12/2025	30	28
WEA Finance
3.750%, 09/17/2024 (B)	200	191
Wells Fargo MTN
4.808%, U.S. SOFR + 1.980%, 07/25/2028 (A)	457	445
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)	20	17

		19,506

Health Care — 1.3%
Aetna
2.800%, 06/15/2023	10	10
Cigna Group
4.900%, 12/15/2048	10	9
4.800%, 08/15/2038	100	92
4.375%, 10/15/2028	170	163
4.125%, 11/15/2025	377	367
3.750%, 07/15/2023	14	14
3.400%, 03/01/2027	441	413
CVS Health
5.050%, 03/25/2048	190	170
4.300%, 03/25/2028	30	29
4.250%, 04/01/2050	70	56
4.125%, 04/01/2040	10	8
3.750%, 04/01/2030	30	27
3.625%, 04/01/2027	30	28
2.125%, 09/15/2031	30	24
1.875%, 02/28/2031	10	8
Elevance Health
4.550%, 05/15/2052	20	17
4.100%, 05/15/2032	60	55
3.650%, 12/01/2027	30	28
3.350%, 12/01/2024	20	19
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	50	49
Humana
4.500%, 04/01/2025	10	10
2.150%, 02/03/2032	10	8
PeaceHealth Obligated Group
1.375%, 11/15/2025	430	385

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
SSM Health Care
3.688%, 06/01/2023	$248	$247

		2,236

Industrials — 2.9%
3M
3.700%, 04/15/2050	100	77
AerCap Ireland Capital DAC
3.000%, 10/29/2028	417	356
2.450%, 10/29/2026	150	132
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	207	191
Air Lease
5.300%, 02/01/2028	40	39
3.375%, 07/01/2025	20	19
Burlington Northern Santa Fe
2.875%, 06/15/2052	30	20
Canadian National Railway
3.650%, 02/03/2048	151	121
Canadian Pacific Railway
6.125%, 09/15/2115	167	171
3.100%, 12/02/2051	40	27
3.000%, 12/02/2041	20	15
Carlisle
2.200%, 03/01/2032	407	309
Carrier Global
2.700%, 02/15/2031	10	8
Cintas No. 2
4.000%, 05/01/2032	20	18
3.700%, 04/01/2027	30	29
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	131	126
CSX
3.800%, 04/15/2050	331	256
Deere
3.750%, 04/15/2050	40	34
3.100%, 04/15/2030	10	9
Delta Air Lines
7.375%, 01/15/2026	30	31
7.000%, 05/01/2025 (B)	390	398
4.750%, 10/20/2028 (B)	30	28
4.500%, 10/20/2025 (B)	27	27
2.900%, 10/28/2024	40	38
Delta Air Lines Pass-Through Trust, Ser 2020-1AA
2.000%, 06/10/2028	145	127
Eaton
4.150%, 11/02/2042	70	60
Ferguson Finance
4.500%, 10/24/2028 (B)	394	367

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 06/02/2030 (B)	$230	$197
GFL Environmental
4.250%, 06/01/2025 (B)	20	19
H&E Equipment Services
3.875%, 12/15/2028 (B)	10	9
Mileage Plus Holdings
6.500%, 06/20/2027 (B)	36	36
Norfolk Southern
4.837%, 10/01/2041	200	182
Penske Truck Leasing LP
3.900%, 02/01/2024 (B)	457	449
Republic Services
2.500%, 08/15/2024	20	19
Spirit Airlines Pass-Through Trust, Ser 2017-1AA
3.375%, 02/15/2030	149	133
Spirit Loyalty Cayman
8.000%, 09/20/2025 (B)	24	24
United Airlines
4.625%, 04/15/2029 (B)	30	27
4.375%, 04/15/2026 (B)	20	19
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	493	461
United Rentals North America
3.875%, 02/15/2031	100	86
3.750%, 01/15/2032	20	17
Verisk Analytics
3.625%, 05/15/2050	202	141
Vertiv Group
4.125%, 11/15/2028 (B)	10	9
XPO
6.250%, 05/01/2025 (B)	4	4

		4,865

Information Technology — 1.3%
Apple
3.850%, 08/04/2046	156	132
3.200%, 05/13/2025	80	77
1.125%, 05/11/2025	40	37
Broadcom
4.926%, 05/15/2037 (B)	20	17
4.750%, 04/15/2029	253	242
4.110%, 09/15/2028	237	221
3.137%, 11/15/2035 (B)	150	111
1.950%, 02/15/2028 (B)	139	118
CommScope
6.000%, 03/01/2026 (B)	20	19
Genpact Luxembourg SARL
1.750%, 04/10/2026	292	261
Lam Research
2.875%, 06/15/2050	92	61

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Mastercard
3.850%, 03/26/2050	$10	$8
Micron Technology
5.875%, 02/09/2033	50	49
NVIDIA
3.700%, 04/01/2060	50	38
3.500%, 04/01/2040	70	58
3.500%, 04/01/2050	50	39
2.850%, 04/01/2030	20	18
NXP BV
2.700%, 05/01/2025	30	28
PayPal Holdings
1.650%, 06/01/2025	30	28
Prosus MTN
3.061%, 07/13/2031 (B)	200	154
Salesforce
3.250%, 04/11/2023	40	40
2.700%, 07/15/2041	40	28
Sprint Capital
8.750%, 03/15/2032	10	12
Texas Instruments
1.750%, 05/04/2030	20	16
Visa
4.300%, 12/14/2045	50	45
3.150%, 12/14/2025	70	67
2.050%, 04/15/2030	20	17
Workday
3.800%, 04/01/2032	40	35
3.700%, 04/01/2029	20	18
3.500%, 04/01/2027	205	192

		2,186

Materials — 0.5%
Anglo American Capital
4.750%, 04/10/2027 (B)	200	194
3.625%, 09/11/2024 (B)	200	193
Ball
3.125%, 09/15/2031	30	24
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	192
Freeport-McMoRan
5.450%, 03/15/2043	140	126
5.400%, 11/14/2034	20	19
4.625%, 08/01/2030	10	9
4.550%, 11/14/2024	10	10
Southern Copper
5.250%, 11/08/2042	120	112
Suzano Austria GmbH
3.750%, 01/15/2031	90	76
3.125%, 01/15/2032	20	16

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Teck Resources
3.900%, 07/15/2030	$30	$27

		998

Real Estate — 0.5%
Digital Realty Trust
3.700%, 08/15/2027	233	216
3.600%, 07/01/2029	78	69
Federal Realty Investment Trust
1.250%, 02/15/2026	233	207
Simon Property Group
1.750%, 02/01/2028	501	428

		920

Utilities — 2.6%
American Transmission Systems
2.650%, 01/15/2032 (B)	30	24
Aquarion
4.000%, 08/15/2024 (B)	192	188
Berkshire Hathaway Energy
4.450%, 01/15/2049	600	518
Consolidated Edison of New York
3.950%, 04/01/2050	20	16
3.350%, 04/01/2030	20	18
DTE Electric Securitization Funding I
2.640%, 12/01/2026	260	245
Duke Energy Carolinas
3.950%, 03/15/2048	98	79
Duke Energy Florida
3.200%, 01/15/2027	230	216
Duke Energy Ohio
3.650%, 02/01/2029	50	46
Eversource Energy
3.150%, 01/15/2025	111	106
Exelon
5.625%, 06/15/2035	60	60
5.100%, 06/15/2045	328	302
4.700%, 04/15/2050	69	60
FirstEnergy
5.100%, 07/15/2047	100	89
4.150%, 07/15/2027	50	47
1.600%, 01/15/2026	20	18
Interstate Power and Light
2.300%, 06/01/2030	295	241
NextEra Energy Capital Holdings
3.550%, 05/01/2027	292	272
NSTAR Electric
3.950%, 04/01/2030	230	216
Pacific Gas and Electric
5.450%, 06/15/2027	100	98
4.950%, 06/08/2025	40	39
3.300%, 08/01/2040	10	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.500%, 02/01/2031	$20	$16
2.100%, 08/01/2027	20	17
PG&E Wildfire Recovery Funding
4.722%, 06/01/2037	456	439
3.594%, 06/01/2030	357	336
Southern
3.250%, 07/01/2026	415	387
Virginia Electric & Power
3.150%, 01/15/2026	124	117
Xcel Energy
3.400%, 06/01/2030	188	167

		4,384

Total Corporate Obligations
(Cost $60,581) ($ Thousands)		53,944

U.S. TREASURY OBLIGATIONS — 23.5%
U.S. Treasury Bills
4.736%, 05/18/2023 (F)	870	861
4.657%, 06/01/2023 (F)	240	237
4.625%, 05/25/2023 (F)	490	485
4.465%, 03/28/2023 (F)	760	757
4.331%, 03/02/2023 (F)	230	230
U.S. Treasury Bonds
4.000%, 11/15/2042	170	168
4.000%, 11/15/2052	370	377
3.875%, 02/15/2043	330	320
3.750%, 11/15/2043	490	464
3.625%, 02/15/2053	530	504
3.375%, 08/15/2042	335	302
3.375%, 11/15/2048	50	45
3.250%, 05/15/2042	110	97
3.000%, 08/15/2052	2,242	1,885
2.875%, 08/15/2045	70	57
2.875%, 05/15/2052	1,400	1,146
2.750%, 08/15/2047	460	366
2.459%, 05/15/2049 (E)	410	149
2.375%, 02/15/2042	626	482
2.375%, 05/15/2051	30	22
2.250%, 05/15/2041	10	8
2.250%, 02/15/2052	1,429	1,019
2.000%, 11/15/2041	120	87
2.000%, 02/15/2050	330	223
2.000%, 08/15/2051	1,080	726
1.875%, 02/15/2051	4,903	3,201
1.875%, 11/15/2051	572	372
1.750%, 08/15/2041	1,946	1,348
1.625%, 11/15/2050	2,410	1,477
1.375%, 08/15/2050	2,451	1,405
1.250%, 05/15/2050	670	372

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.125%, 08/15/2040	$4,321	$2,721
U.S. Treasury Inflation Indexed Bonds
1.125%, 01/15/2033	468	451
0.125%, 10/15/2024	459	447
0.125%, 01/15/2030	450	408
U.S. Treasury Notes
4.125%, 09/30/2027	250	249
4.000%, 10/31/2029	590	586
3.500%, 01/31/2028	763	740
3.125%, 08/31/2027	1,151	1,098
2.750%, 04/30/2027	180	169
2.750%, 08/15/2032	2,865	2,604
2.000%, 11/15/2026	2,670	2,456
1.875%, 02/15/2032	1,051	890
1.500%, 01/31/2027	2,035	1,829
1.250%, 11/30/2026	4,660	4,162
1.125%, 01/15/2025	1,980	1,849
0.250%, 05/31/2025	90	81

Total U.S. Treasury Obligations
(Cost $47,392) ($ Thousands)		39,932

ASSET-BACKED SECURITIES — 9.0%
Automotive — 1.0%

Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (B)	130	114
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (B)	400	375
Ford Credit Auto Owner Trust, Ser 2021-REV1, Cl A
1.370%, 10/17/2033 (B)	254	225
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	150	142
Hertz Vehicle Financing, Ser 2021-1A, Cl A
1.210%, 12/26/2025 (B)	100	93
NextGear Floorplan Master Owner Trust, Ser 2022-1A, Cl A2
2.800%, 03/15/2027 (B)	489	462
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, Cl A
1.070%, 02/27/2034 (B)	456	405
		1,816

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Mortgage Related Securities — 0.3%

Asset-Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
3.539%, ICE LIBOR USD 1 Month + 0.140%, 12/25/2036 (A)	$87	$84
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
4.877%, ICE LIBOR USD 1 Month + 0.855%, 08/25/2034 (A)	253	242
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE7, Cl M1
5.217%, ICE LIBOR USD 1 Month + 0.900%, 08/25/2034 (A)	141	134
		460

Other Asset-Backed Securities — 7.7%

AMSR Trust, Ser 2021-SFR3, Cl A
1.476%, 10/17/2038 (B)	300	260
AMSR Trust, Ser 2022-SFR3, Cl A
4.000%, 10/17/2039 (B)	236	222
AMSR Trust, Ser 2023-SFR1, Cl A
4.000%, 04/17/2040 (B)	410	385
Applebee's Funding, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (B)	139	135
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	17
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (B)	168	150
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
6.117%, ICE LIBOR USD 1 Month + 1.500%, 10/25/2037 (A)(B)	120	115
College Ave Student Loans, Ser 2021-C, Cl C
3.060%, 07/26/2055 (B)	150	126
Corevest American Finance Trust, Ser 2021-1, Cl A
1.569%, 04/15/2053 (B)	344	303
DB Master Finance, Ser 2021-1A, Cl A23
2.791%, 11/20/2051 (B)	472	379
DLLAA, Ser 2021-1A, Cl A3
0.670%, 04/17/2026 (B)	487	467
Domino's Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051 (B)	420	359
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A2
4.737%, ICE LIBOR USD 1 Month + 0.120%, 11/25/2036 (A)	65	60
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
4.777%, ICE LIBOR USD 1 Month + 0.160%, 11/25/2036 (A)	59	58

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (B)	$249	$222
FirstKey Homes Trust, Ser 2021-SFR3, Cl A
2.135%, 12/17/2038 (B)	267	236
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl A
2.700%, 01/20/2049 (B)	90	73
Home Partners of America Trust, Ser 2021-2, Cl A
1.901%, 12/17/2026 (B)	304	268
JPMorgan Mortgage Acquisition, Ser 2005-OPT2, Cl M4
5.547%, ICE LIBOR USD 1 Month + 0.930%, 12/25/2035 (A)	180	171
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
5.547%, ICE LIBOR USD 1 Month + 0.930%, 07/25/2035 (A)	227	218
Mortgage Repurchase Agreement Financing Trust II, Ser 2022-S1, Cl A1
6.368%, SOFR30A + 2.000%, 03/30/2025 (A)(B)	120	120
National Collegiate Student Loan Trust, Ser 2006-3, Cl B
4.977%, ICE LIBOR USD 1 Month + 0.360%, 01/26/2032 (A)	250	194
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	154	139
Navient Student Loan Trust, Ser 2016-3A, Cl A3
5.967%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (A)(B)	127	127
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (B)	211	188
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A2
1.930%, 01/20/2051 (B)	446	371
Palmer Square CLO, Ser 2021-2A, Cl A1A3
5.798%, ICE LIBOR USD 3 Month + 1.000%, 10/17/2031 (A)(B)	330	326
Palmer Square CLO, Ser 2022-2A, Cl A1
6.209%, TSFR3M + 1.570%, 07/20/2034 (A)(B)	250	248
Palmer Square Loan Funding, Ser 2022-2A, Cl A1
5.928%, TSFR3M + 1.270%, 10/15/2030 (A)(B)	370	367
PFS Financing, Ser 2022-A, Cl A
2.470%, 02/15/2027 (B)	463	437

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (B)	$349	$331
RAMP Trust, Ser 2006-RZ3, Cl M1
4.967%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2036 (A)	229	221
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (B)	170	160
Sabey Data Center Issuer, Ser 2021-1, Cl A2
1.881%, 06/20/2046 (B)	466	401
SLM Student Loan Trust, Ser 2021-10A, Cl A4
5.439%, ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (A)(B)	109	107
Sofi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (B)	23	22
Stack Infrastructure Issuer, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (B)	159	150
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
5.337%, ICE LIBOR USD 1 Month + 0.720%, 11/25/2033 (A)	128	119
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
5.037%, ICE LIBOR USD 1 Month + 0.420%, 02/25/2037 (A)	133	128
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (B)	427	355
Tricon American Homes Trust, Ser 2019-SFR1, Cl A
2.750%, 03/17/2038 (B)	285	263
Tricon American Homes Trust, Ser 2020-SFR2, Cl A
1.482%, 11/17/2039 (B)	238	202
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	33	32
U.S. Small Business Administration, Ser 2011-20G, Cl 1
3.740%, 07/01/2031	130	123
U.S. Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	71	66
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	302	283
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	261	242
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	83	77

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration, Ser 2017-20H, Cl 1
2.750%, 08/01/2037	$168	$151
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	176	160
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	249	230
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	169	158
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	21	19
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	22	19
U.S. Small Business Administration, Ser 2022-25D, Cl 1
3.500%, 04/01/2047	334	306
U.S. Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	342	322
U.S. Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	451	426
U.S. Small Business Administration, Ser 2022-25K, Cl 1
5.130%, 11/01/2047	261	264
Vantage Data Centers Issuer, Ser 2019-1A, Cl A2
3.188%, 07/15/2044 (B)	259	247
Vantage Data Centers Issuer, Ser 2020-1A, Cl A2
1.645%, 09/15/2045 (B)	387	345
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	15	15
Wendy's Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	139	130
Wind River CLO, Ser 2021-3A, Cl A
5.958%, ICE LIBOR USD 3 Month + 1.150%, 07/20/2033 (A)(B)	250	244
		13,059

Total Asset-Backed Securities
(Cost $16,818) ($ Thousands)		15,335

LOAN PARTICIPATIONS — 2.0%
Acrisure LLC, 1st Lien
8.885%, 02/15/2027	30	29

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Air Canada, 1st Lien
8.369%, 08/11/2028 (A)	$30	$30
Ali Group, Term Loan B, 1st Lien
6.732%, 07/30/2029 (A)	61	61
Allied Universal Holdco LLC, Initial Term Loan, 1st Lien
8.468%, 05/12/2028 (A)	87	84
Alterra Mountain Company, Series B-2, 1st Lien
8.135%, 08/17/2028 (A)	39	38
Amwins Group Inc, 1st Lien
6.885%, 02/19/2028 (A)	19	19
Amwins Group Inc., Intial Term Loan, 1st Lien
7.413%, 02/19/2028	20	—
APi Group, Term Loan B, 1st Lien
7.135%, 10/01/2026 (A)	67	67
Asplundh Tree Expert, LLC, 1st Lien
6.385%, 09/07/2027 (A)	9	9
Asurion LLC, B-8 Term Loan, 1st Lien
7.885%, 12/23/2026 (A)	44	42
Asurion LLC, B-9 Term Loan, 1st Lien
7.885%, 07/31/2027 (A)	29	27
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
7.635%, LIBOR + 3.000%, 11/03/2024 (A)	48	48
Athena Health Group, INC. Initial Term Loan
8.061%, 02/15/2029 (A)(G)	115	106
Brightspring Health, Cov-Lite, 1st Lien
8.135%, 03/05/2026 (A)	14	14
Brown Group Holdings, LLC, Intitial Term Loan, 1st Lien
7.218%, 06/07/2028 (A)	39	39
Castlelake Avia, 1st Lien
7.519%, 10/22/2026 (A)	59	58
Central Parent Inc., Intial Term Loan, 1st Lien
9.080%, 07/06/2029 (A)	30	30
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
6.368%, 02/01/2027 (A)	10	10
Charter Communications, Term Loan, 1st Lien
6.368%, 04/30/2025	74	74
Citadel Securities, 1st Lien
7.232%, 02/02/2028 (A)	39	39
Clarios Global, 1st Lien
7.885%, 04/30/2026	86	85
Cloudera, Inc., 1st Lien
8.385%, 10/08/2028 (A)	30	28
CSC Holdings, LLC, 1st Lien
6.838%, 01/15/2026 (A)	–	—

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
DCert Buyer, Inc., Initial Term Loan, 1st Lien
8.696%, LIBOR + 4.000%, 10/16/2026 (A)	$107	$105
Deerfield Dakora Holding, LLC, Term Loan, 1st Lien
8.368%, 04/09/2027	103	99
Energizer Holdings, 1st Lien
6.928%, 12/22/2027	18	18
Eyecare Partners, LLC, Term Loan, 1st Lien
8.480%, 02/18/2027	29	24
First Eagles Holdings, Inc., Term Loan
7.230%, 02/01/2027	19	18
Fleetcor Technologies Operating Company LLC, 1st Lien
6.385%, 04/28/2028	–	—
Focus Financial, 1st Lien
7.868%, 06/30/2028	88	88
Garda World Security Corp, Term Loan B, 1st Lien
8.850%, 10/30/2026 (A)	14	14
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
6.730%, LIBOR + 2.000%, 12/30/2026 (A)	87	87
GFL Environmental, Refinancing Term Loan, 1st Lien
7.718%, 05/31/2027 (A)	59	59
Global Medical, Term Loan B, 1st Lien
8.830%, 10/02/2025	86	68
Great Outdoors Group, LLC Term B-2 Loan
8.385%, 03/06/2028 (A)	19	19
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
6.635%, LIBOR + 2.000%, 11/15/2027 (A)	83	80
Harbor Freight Tools, Cov-Lite, Term Loan B, 1st Lien
7.385%, 10/19/2027	59	57
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
6.455%, LIBOR + 1.750%, 06/22/2026 (A)	32	32
Hunter Douglas, 1st Lien
8.373%, 02/26/2029 (A)	80	73
Hunter Dougles, Tranche B-1 Term Loan, 1st Lien
8.373%, 02/26/2029	29	27
Icon, Cov-Lite, Term Loan B, 1st Lien
7.000%, 07/03/2028 (A)	12	12

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
7.635%, LIBOR + 3.000%, 05/01/2026 (A)	$65	$63
II-VI, Term Loan B, 1st Lien
7.385%, 07/02/2029 (A)	57	57
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
7.385%, 01/26/2028 (A)	39	39
Jazz Pharmaceuticals, Inc., 1st Lien
8.135%, 05/05/2028 (A)	80	80
KKR Apple Bidco LLC, Intial Term Loan, 1st Lien
7.385%, 09/22/2028 (A)(G)	30	30
LifePoint Health, Term Loan, 1st Lien
8.575%, 11/16/2025 (A)(G)	25	24
McAfee, 1st Lien
9.580%, 07/27/2028 (A)	119	100
Milano Acquistion, Term B Loan, 1st Lien
8.730%, 10/01/2027 (A)(G)	88	85
Mozart Debt Merger, 1st Lien
7.885%, 10/23/2028 (A)(G)	69	67
MSG National, 1st Lien
7.000%, 07/03/2028 (A)	49	49
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
7.135%, LIBOR + 2.750%, 09/18/2026 (A)(G)	31	31
PCI Gaming Authority, Term B Facility Loan, 1st Lien
7.135%, LIBOR + 2.500%, 05/29/2026 (A)	22	22
Peraton Corp, 1st Lien
8.385%, 02/01/2028 (A)	67	66
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
7.885%, LIBOR + 3.250%, 03/05/2026 (A)	58	57
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 1st Lien
6.718%, 08/04/2028 (A)(G)	48	48
Prime Security Services Borrower, LLC, Refinancing Term B-1 Loan, 1st Lien
7.517%, 09/23/2026 (A)	82	82
Quikrete Holding, Term Loan B, 1st Lien
7.635%, 03/18/2029 (A)	50	50
Rackspace Technology Global, Inc. Term B Loan, 1st Lien
7.595%, 02/15/2028 (A)	49	31

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
6.468%, LIBOR + 1.750%, 02/04/2027 (A)	$–	$—
Setanta Aircraft, Term Loan B, 1st Lien
6.730%, 11/05/2028	80	79
Sotera, Health Holdings, LLC, Refinancing Loan, 1st Lien
7.160%, 12/11/2026 (A)	90	86
Terrier Media Buyer, Term B Loan, 1st Lien
8.230%, 12/17/2026 (A)	39	36
Transdigm Inc., Tranche F Term Loan, 1st Lien
6.980%, 12/09/2025	10	10
Triton Water, 1st Lien
8.230%, 03/31/2028 (A)	59	55
UFC Holdings, LLC, 1st Lien
7.570%, 04/29/2026	26	26
United Airlines Inc., 1st Lien
8.568%, 04/21/2028 (A)	69	69
Univision, Cov-Lite, Term Loan B, 1st Lien
7.885%, 03/15/2026 (A)	–	—
Verscend, 1st Lien
8.635%, 08/27/2025 (A)	49	49
VFH Parent LLC, Initial Term Loan, 1st Lien
7.661%, 01/13/2029 (A)	30	29
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
7.088%, LIBOR + 2.500%, 01/31/2028 (A)	105	103
Zebra Buyer LLC, 1st Lien
7.750%, 11/01/2028 (A)	31	31

Total Loan Participations
(Cost $3,510) ($ Thousands)		3,371

MUNICIPAL BONDS — 1.0%
California — 0.2%
California State, Build America, GO
7.500%, 04/01/2034	280	341

Colorado — 0.1%
City & County of Denver, Airport System Revenue, Ser C, RB
1.722%, 11/15/2027	190	165

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois — 0.2%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	$345	$371

Massachusetts — 0.2%
Massachusetts State, Educational Financing Authority, Ser A, RB
4.141%, 07/01/2027	285	272

Michigan — 0.1%
Michigan State University, Ser A, RB
4.165%, 08/15/2122	83	65
Michigan State, Finance Authority, RB
2.366%, 09/01/2049 (A)	220	217

		282

New York — 0.2%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	284

Total Municipal Bonds
(Cost $1,858) ($ Thousands)		1,715

SOVEREIGN DEBT — 0.8%

Argentine Republic Government International Bond
3.500%, 07/09/2041(C)	20	6
1.000%, 07/09/2029	14	4
0.500%, 07/09/2030(C)	194	63
Brazilian Government International Bond
4.750%, 01/14/2050	200	143
4.625%, 01/13/2028	290	276
Colombia Government International Bond
5.625%, 02/26/2044	200	144
Mexico Government International Bond
4.600%, 02/10/2048	230	183
Nigeria Government International Bond MTN
6.500%, 11/28/2027(B)	200	165
Peruvian Government International Bond
5.625%, 11/18/2050	70	69
Provincia de Buenos Aires MTN
5.250%, 09/01/2037(B)(C)	297	114
Uruguay Government International Bond
5.750%, 10/28/2034	150	161
4.375%, 01/23/2031	40	39

Total Sovereign Debt
(Cost $1,664) ($ Thousands)		1,367

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
FHLB DN
4.841%, 05/26/2023(E)(F)	$270	$267

Total U.S. Government Agency Obligation
(Cost $267) ($ Thousands)		267

	Shares
CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Institutional Class
4.350%**†	4,435,712	4,436

Total Cash Equivalent
(Cost $4,436) ($ Thousands)		4,436

PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $52) ($ Thousands)		53

Total Investments in Securities — 103.4%
(Cost $197,248) ($ Thousands)		$175,487

WRITTEN OPTIONS — (0.1)%
Total Written Options
(Premiums Received $90) ($ Thousands)		$(167)

A list of the open options held by the Fund at February 28, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
December 2023, SOFR 1-Year Mid Curve	14	$3,356	$95.88	12/16/2023	$12
December 2023, SOFR 1-Year Mid Curve	33	7,920	96.00	12/16/2023	34
March 2023, U.S. 5 Year Future Option	42	4,473	106.50	03/18/2023	3

		15,749			49

Call Options
March 2023, U.S. 5 Year Future Option	42	4,515	107.50	03/18/2023	4

Total Purchased Options		$20,264			$53
WRITTEN OPTIONS — (0.1)%
Put Options
December 2023, SOFR 1-Year Mid Curve	(28)	$(6,667)	95.25	12/16/2023	$(11)
December 2023, SOFR 1-Year Mid Curve	(66)	(15,737)	95.38	12/16/2023	(32)
April 2023, U.S. 10 Year Future Option	(15)	(1,695)	113.00	03/18/2023	(26)
April 2023, U.S. 10 Year Future Option	(21)	(2,415)	115.00	03/18/2023	(72)
March 2023, U.S. 5 Year Future Option	(14)	(1,498)	107.00	03/18/2023	(3)
April 2023, U.S. 5 Year Future Option	(10)	(1,088)	108.75	03/18/2023	(18)

		(29,100)			(162)

SEI Catholic Values Trust/Annual Report/February 28, 2023

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS (continued)
Call Options
April 2023, U.S. 10 Year Future Option	(32)	$(3,712)	$116.00	03/18/2023	$(1)
March 2023, U.S. 5 Year Future Option	(14)	(1,498)	107.00	03/18/2023	(4)

		(5,210)			(5)

Total Written Options		$(34,310)			$(167)

A list of the open futures contracts held by the Fund at February 28, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 5-Year Treasury Note	87	Jun-2023	$9,308	$9,314	$6
U.S. 10-Year Treasury Note	102	Jun-2023	11,381	11,389	8
U.S. Long Treasury Bond	11	Jun-2023	1,382	1,377	(5)
U.S. Ultra Long Treasury Bond	5	Jun-2023	681	675	(6)
			22,752	22,755	3
Short Contracts
U.S. 2-Year Treasury Note	(40)	Jun-2023	$(8,167)	$(8,149)	$18
			$14,585	$14,606	$21

A list of the open forward foreign currency contracts held by the Fund at February 28, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	04/18/23	EUR	112	USD	121	$2
Citigroup	04/18/23	USD	138	ZAR	2,370	(10)
Citigroup	04/18/23	CAD	277	USD	206	3
Citigroup	04/18/23	AUD	298	USD	206	4
Citigroup	04/18/23	EUR	366	NOK	3,944	(7)
Citigroup	04/18/23	USD	434	EUR	404	(4)
Citigroup	04/18/23	USD	498	GBP	409	(2)
Citigroup	04/18/23	USD	614	JPY	80,407	(20)
Citigroup	04/18/23	USD	645	IDR	9,959,840	8
Citigroup	04/18/23	USD	765	AUD	1,105	(19)
Citigroup	04/18/23	USD	1,715	CAD	2,302	(23)
Citigroup	04/18/23	CNH	3,033	USD	450	13
						$(55)

SEI Catholic Values Trust/Annual Report/February 28, 2023

SCHEDULE OF INVESTMENTS

February 28, 2023

Catholic Values Fixed Income Fund (Concluded)

A list of open centrally cleared swap agreements held by the Fund at February 28, 2023, is as follows:

Credit Default Swap - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	$166	$(2)	$(3)	$1

Credit Default Swap - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	$16,004	$164	$(14)	$178

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.65%	SOFR	Annually	08/15/2047	USD	377	$107	$36	$71
2.50%	SOFR	Annually	04/21/2052	USD	290	41	–	41
2.00%	SOFR	Annually	03/18/2032	USD	500	64	3	61
2.62%	SOFR	Annually	02/15/2048	USD	600	76	1	75
2.60%	SOFR	Annually	02/15/2048	USD	569	73	38	35
2.51%	SOFR	Annually	02/15/2048	USD	236	34	2	32
1.63%	SOFR	Annually	05/15/2047	USD	400	115	16	99
1.73%	SOFR	Quarterly	02/15/2047	USD	376	101	5	96
1.52%	SOFR	Annually	02/15/2047	USD	268	81	(9)	90
1.50%	SOFR	Annually	02/15/2047	USD	175	53	1	52
3.25%	SOFR	Annually	09/30/2029	USD	681	21	–	21
3.85%	SOFR	Annually	06/30/2029	USD	2,094	(2)	1	(3)
3.27%	SOFR	Annually	04/30/2029	USD	2,150	67	(11)	78
2.85%	SOFR	Annually	02/15/2029	USD	517	28	2	26
1.22%	SOFR	Annually	08/15/2028	USD	736	96	–	96
3.15%	SOFR	Annually	05/15/2048	USD	542	20	–	20
1.13%	SOFR	Annually	08/15/2028	USD	1,960	265	11	254
						$1,240	$96	$1,144

Percentages are based on Net Assets of $169,782 ($ Thousands).
**	The rate reported is the 7-day effective yield as of February 28, 2023.
†	Investment in Affiliated Security (see Note 5).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On February 28, 2023, the value of these securities amounted to $30,757 ($ Thousands), representing 18.1% of the Net Assets of the Fund.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Perpetual security with no stated maturity date.
(E)	Zero coupon security.
(F)	Interest rate represents the security's effective yield at the time of purchase.
(G)	Unsettled bank loan. Interest rate may not be available.

ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
CAD — Canadian Dollar
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
CNH — Chinese Yuan Offshore
DAC — Designated Activity Company
DN— Discount Note
EUR — Euro
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GBP — British Pound Sterling

SEI Catholic Values Trust/Annual Report/February 28, 2023

GNMA — Government National Mortgage Association
GO — General Obligation
ICE— Intercontinental Exchange
IDR — Indonesian Rupiah
IO — Interest Only — face amount represents notional amount
JPY — Japanese Yen
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
MTN — Medium Term Note
NOK — Norwegian Krone
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
STACR — Structured Agency Credit Risk
TBA — To Be Announced
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Months
USD — U.S. Dollar
ZAR — South African Rand

The following is a summary of the level of inputs used as of February 28, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	55,067	–	55,067
Corporate Obligations	–	53,944	–	53,944
U.S. Treasury Obligations	–	39,932	–	39,932
Asset-Backed Securities	–	15,335	–	15,335
Loan Participations	–	3,371	–	3,371
Municipal Bonds	–	1,715	–	1,715
Sovereign Debt	–	1,367	–	1,367
U.S. Government Agency Obligation	–	267	–	267
Cash Equivalent	4,436	–	–	4,436
Purchased Options	53	–	–	53
Total Investments in Securities	4,489	170,998	–	175,487

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(167)	–	–	(167)
Futures Contracts*
Unrealized Appreciation	32	–	–	32
Unrealized Depreciation	(11)	–	–	(11)
Forward Contracts*
Unrealized Appreciation	–	30	–	30
Unrealized Depreciation	–	(85)	–	(85)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	179	–	179
Interest Rate Swaps*
Unrealized Appreciation	–	1,147	–	1,147
Unrealized Depreciation	–	(3)	–	(3)
Total Other Financial Instruments	(146)	1,268	–	1,122

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a summary of the transactions with affiliates for the year ended February 28, 2023 ($ Thousands):

Security Description	Value 2/28/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 2/28/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$2,126	$62,475	$(60,165)	$—	$—	$4,436	$70	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 28, 2023

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at Value †	$306,274		$171,051
Affiliated Investments, at Value ††	4,801		4,436
Cash	1,753		91
Cash Collateral on Futures	274		277
Cash Collateral on Centrally Cleared Swap Contracts	–		615
Foreign Currency, at Value †††	5		120
Receivable for Fund Shares Sold	71		30
Receivable for Investment Securities Sold	33		1,276
Dividends and Interest Receivable	435		1,048
Unrealized Appreciation on Forward Foreign Currency Contracts	–		30
Foreign Tax Reclaim Receivable	64		–
Receivable for Variation Margin on Swap Contracts	–		4
Receivable for Variation Margin on Futures Contracts	–		8
Prepaid Expenses	11		6
Total Assets	313,721		178,992
Liabilities:
Payable for Investment Securities Purchased	–		8,760
Payable for Fund Shares Redeemed	49		48
Income Distribution Payable	–		2
Options Written, at Value #	–		167
Payable for Variation Margin on Futures Contracts	14		2
Payable for Variation Margin on Swap Contracts	–		6
Administration Fees Payable	57		14
Shareholder Servicing Fees Payable, Class F	21		9
Unfunded Commitments on Loan Participations	–		1
Unrealized Depreciation on Forward Foreign Currency Contracts	–		85
Trustees Fees Payable	2		1
Chief Compliance Officer Fees Payable	1		–
Investment Advisory Fees Payable	103		40
Accrued Expense Payable	46		75
Accrued Foreign Capital Gains Tax on Appreciated Securities	11		–
Total Liabilities	304		9,210
Net Assets	$313,417		$169,782
† Cost of Investments	$250,828		$192,812
†† Cost of Affiliated Investments	4,801		4,436
††† Cost of Foreign Currency	6		112
# Premiums Received on Written Options	–		90
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$263,786		$199,708
Total Distributable Earnings/(Loss)	49,631		(29,926)
Net Assets	$313,417		$169,782
Net Asset Value, Offering and Redemption Price Per Share — Class F	$12.59		$8.60
	($286,483,296 ÷ 22,749,863 shares	)	($130,175,893 ÷ 15,144,255 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$12.57		$8.61
	($26,933,644 ÷ 2,142,688 shares	)	($39,605,694 ÷ 4,601,202 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 28, 2023

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividend Income	$6,070	$–
Income from Affiliated Registered Investment Company(1)	93	70
Interest Income	27	5,546
Less: Foreign Taxes Withheld	(200)	–
Total Investment Income	5,990	5,616
Expenses:
Investment Advisory Fees	1,862	611
Administration Fees	931	349
Shareholder Servicing Fees, Class F Shares	708	334
Professional Fees	67	36
Registration Fees	59	32
Pricing Fees	37	147
Printing Fees	31	18
Custodian/Wire Agent Fees	20	45
Trustees' Fees	7	4
Chief Compliance Officer Fees	2	1
Other Expenses	56	7
Total Expenses	3,780	1,584
Less:
Waiver of Investment Advisory Fees	(567)	(87)
Waiver of Shareholder Servicing Fees, Class F Shares	(425)	(200)
Waiver of Administration Fees	(138)	(95)
Net Expenses	2,650	1,202
Net Investment Income	3,340	4,414

Net Realized Gain (Loss) on:
Investments	(3,910)	(5,790)
Futures Contracts	(1,162)	(2,742)
Forward Foreign Currency Contracts	–	(486)
Foreign Capital Gains Tax	(4)	–
Foreign Currency Transactions	2	13
Written Options and Swaptions	–	576
Purchased Options and Swaptions	–	(474)
Swap Contracts	–	1,343
Net Realized Gain (Loss)	(5,074)	(7,560)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(24,968)	(18,638)
Futures Contracts	697	(170)
Forward Foreign Currency Contracts	–	457
Foreign Capital Gains Tax	25	–
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1)	4
Written Options and Swaptions	–	(55)
Purchased Options and Swaptions	–	(22)
Swap Contracts	–	830
Net Change in Unrealized Appreciation (Depreciation)	(24,247)	(17,594)
Net Realized and Unrealized Gain (Loss)	(29,321)	(25,154)
Net Decrease in Net Assets Resulting from Operations	$(25,981)	$(20,740)

(1)	See Note 5 in the Notes to the Financial Statements.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended February 28,

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
	2/28/2023	2/28/2022	2/28/2023	2/28/2022
Operations:
Net Investment Income	$3,340	$2,098	$4,414	$2,790
Net realized gain (loss)	(5,074)	31,866	(7,560)	281
Net change in unrealized appreciation (depreciation)	(24,247)	(7,522)	(17,594)	(7,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,981)	26,442	(20,740)	(4,644)
Distributions:
Class F	(9,737)	(48,224)	(3,260)	(3,483)
Class Y	(954)	(3,331)	(1,014)	(896)
Total Distributions	(10,691)	(51,555)	(4,274)	(4,379)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	4,210	18,689	4,164	21,329
Reinvestment of Dividends & Distributions	9,716	48,168	3,243	3,471
Cost of Shares Redeemed	(8,704)	(23,630)	(5,563)	(7,674)
Net Increase in Net Assets from Class F Transactions	5,222	43,227	1,844	17,126
Class Y:
Proceeds from Shares Issued	375	11,550	1,498	18,711
Reinvestment of Dividends & Distributions	952	3,331	1,013	895
Cost of Shares Redeemed	(1,182)	(4,703)	(3,044)	(9,605)
Net Increase (Decrease) in Net Assets from Class Y Transactions	145	10,178	(533)	10,001
Net Increase in Net Assets Derived from Capital Share Transactions	5,367	53,405	1,311	27,127
Net Increase (Decrease) in Net Assets	(31,305)	28,292	(23,703)	18,104
Net Assets:
Beginning of Year	344,722	316,430	193,485	175,381
End of Year	$313,417	$344,722	$169,782	$193,485
Capital Share Transactions:
Class F:
Shares Issued	325	1,146	466	2,080
Shares Issued in Lieu of Dividends & Distributions	805	3,225	366	337
Shares Redeemed	(677)	(1,460)	(621)	(745)
Net Increase in Shares Outstanding from Share Transactions	453	2,911	211	1,672
Capital Share Transactions:
Class Y:
Shares Issued	29	761	168	1,818
Shares Issued in Lieu of Dividends & Distributions	79	223	114	87
Shares Redeemed	(93)	(290)	(345)	(933)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	15	694	(63)	972

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

FINANCIAL HIGHLIGHTS

For the the years ended February 28, or February 29,

For a share outstanding throughout the year

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F
2023	$14.12	$0.14	$(1.23)	$(1.09)	$(0.13)	$(0.31)	$(0.44)	$12.59	(7.57)%	$286,483	0.86%	1.24%	1.07%	33%
2022	15.20	0.10	1.34	1.44	(0.10)	(2.42)	(2.52)	14.12	8.72	314,736	0.86	1.23	0.61	37
2021	11.71	0.11	3.82	3.93	(0.12)	(0.32)	(0.44)	15.20	33.76	294,671	0.86	1.23	0.87	65
2020	11.93	0.15	0.14	0.29	(0.15)	(0.36)	(0.51)	11.71	2.09	218,926	0.86	1.24	1.19	34
2019	12.53	0.15	(0.13)	0.02	(0.15)	(0.47)	(0.62)	11.93	0.62	229,548	0.82	1.24	1.26	49
Class Y
2023	$14.09	$0.15	$(1.22)	$(1.07)	$(0.14)	$(0.31)	$(0.45)	$12.57	(7.42)%	$26,934	0.76%	0.99%	1.17%	33%
2022	15.17	0.11	1.35	1.46	(0.12)	(2.42)	(2.54)	14.09	8.82	29,986	0.76	0.98	0.68	37
2021	11.69	0.13	3.81	3.94	(0.14)	(0.32)	(0.46)	15.17	33.84	21,759	0.76	0.98	0.99	65
2020	11.90	0.16	0.15	0.31	(0.16)	(0.36)	(0.52)	11.69	2.28	22,026	0.76	0.99	1.31	34
2019	12.51	0.16	(0.13)	0.03	(0.17)	(0.47)	(0.64)	11.90	0.71	35,207	0.76	0.99	1.31	49
Catholic Values Fixed Income Fund
Class F
2023	$9.87	$0.22	$(1.27)	$(1.05)	$(0.22)	$—	$(0.22)	$8.60	(10.70)%	$130,176	0.71%	0.97%	2.51%	101%
2022	10.34	0.15	(0.38)	(0.23)	(0.21)	(0.03)	(0.24)	9.87	(2.29)	147,409	0.71	0.97	1.48	76
2021	10.56	0.19	0.05	0.24	(0.20)	(0.26)	(0.46)	10.34	2.25	137,169	0.71	0.95	1.88	126
2020	9.83	0.25	0.84	1.09	(0.28)	(0.08)	(0.36)	10.56	11.28	115,971	0.71	0.95	2.54	128
2019	9.79	0.25	0.07	0.32	(0.28)	—	(0.28)	9.83	3.29	107,715	0.67	0.96	2.66	159
Class Y
2023	$9.88	$0.23	$(1.28)	$(1.05)	$(0.22)	$—	$(0.22)	$8.61	(10.65)%	$39,606	0.61%	0.72%	2.60%	101%
2022	10.35	0.16	(0.38)	(0.22)	(0.22)	(0.03)	(0.25)	9.88	(2.21)	46,076	0.61	0.72	1.58	76
2021	10.56	0.21	0.05	0.26	(0.21)	(0.26)	(0.47)	10.35	2.45	38,212	0.61	0.70	1.99	126
2020	9.84	0.27	0.82	1.09	(0.29)	(0.08)	(0.37)	10.56	11.28	58,798	0.61	0.70	2.62	128
2019	9.81	0.26	0.06	0.32	(0.29)	—	(0.29)	9.84	3.29	35,686	0.61	0.71	2.72	159

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
The accompanying notes are an integral part of the financial statements.
Amounts designated as "—" are either $0 or have been rounded to $0.

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS

February 28, 2023

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the

Board of Trustees (the "Board"), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds' Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation ("SIMC") as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the "Rule") under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the "Committee") and has established a Valuation and Pricing Policy to implement the Rule and the Fund's' Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the "Procedures"). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust's Fair Value Procedures established by the Funds' Board of Trustees and were implemented through a Fair Value Committee designated by the Board. As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment

SEI Catholic Values Trust/Annual Report/February 28, 2023

companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC, through the Committee or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Committee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using the Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Committee may consider

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each

non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

SEI Catholic Values Trust/Annual Report/February 28, 2023

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 28, 2023, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of February 28, 2023, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market,

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 28, 2023, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 28, 2023, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time

SEI Catholic Values Trust/Annual Report/February 28, 2023

of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 28, 2023, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e.

fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 28, 2023, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 28, 2023, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income

SEI Catholic Values Trust/Annual Report/February 28, 2023

annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

As of February 28, 2023, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $16 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$16,004,000	$—	$—	$16,004,000
> than 100	—	—	—	—	—	—
Total	$—	$—	$16,004,000	$—	$—	$16,004,000

* The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statements of Operations.

The fair value of derivative instruments as of February 28, 2023 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Catholic Values Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$47	*	Unrealized depreciation on futures contracts	$—	*
Total Derivatives not accounted for as hedging instruments		$47			$—

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Catholic Values Fixed Income Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$32	*	Unrealized depreciation on futures contracts	$11	*
	Unrealized appreciation on swap contracts	1,147	†	Unrealized depreciation on swap contracts	3	†
	Investments purchased, at value	53		Options written, at value	167
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	30		Unrealized loss on forward foreign currency contracts	85
Credit Contracts	Unrealized appreciation on swap contracts	179	†	Unrealized depreciation on swap contracts	—	†
Total Derivatives not accounted for as hedging instruments		$1,441			$266

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. Only current day’s variation margin is reported within the Statement of Assets & Liabilities for centrally cleared swap contracts.

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2023.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

SEI Catholic Values Trust/Annual Report/February 28, 2023

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Catholic Values Equity Fund
Equity contracts	$—	$—	$(1,162)	$—	$—	$(1,162)
Total	$—	$—	$(1,162)	$—	$—	$(1,162)

Catholic Values Fixed Income Fund
Interest Rates	$—	$—	$(2,742)	$—	$1,583	$(1,159)
Foreign exchange contracts	(474)	5	—	(486)	—	(955)
Credit contracts	—	—	—	—	(240)	(240)
Equity contracts	—	571	—	—	—	571
Total	$(474)	$576	$(2,742)	$(486)	$1,343	$(1,783)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Catholic Values Equity Fund
Equity contracts	$—	$—	$697	$—	$—	$697
Total	$—	$—	$697	$—	$–	$697

Catholic Values Fixed Income Fund
Interest Rates	$—	$—	$(170)	$—	$490	$320
Foreign exchange contracts	—	—	—	457	—	457
Credit contracts	—	—	—	—	340	340
Equity contracts	(22)	(55)	—	—	—	(77)
Total	$(22)	$(55)	$(170)	$457	$830	$1,040

The following table discloses the average quarterly balances of the Funds’ derivative activity during the year ended February 28, 2023 ($ Thousands):

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Futures Contracts:
Average Notional Balance Long	$4,507	$20,699
Average Notional Balance Short	–	2,144
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	6,830
Average Notional Balance Short	–	6,865
Credit Default Swaps:
Average Notional Balance Buy Protection	–	42
Average Notional Balance Sell Protection	–	18,412
Interest Rate Swaps:
Average Notional Balance	–	16,875
Options/Swaptions:
Average Notional Balance Long†	–	23
Average Notional Balance Short†	–	61

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Catholic Values Equity Fund
Class F	0.60%	0.25%	0.86%
Class Y	0.60%	0.00%	0.76%
Catholic Values Fixed Income Fund
Class F	0.35%	0.25%	0.71%
Class Y	0.35%	0.00%	0.61%

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Catholic Values Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Catholic Values Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 28, 2023, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
Catholic Values Equity Fund
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Copeland Capital Management, LLC
Fred Alger Management, LLC
Lazard Asset Management LLC
Leeward Investments, LLC
Parametric Portfolio Associates, LLC
Allspring Global Investments, LLC
Catholic Values Fixed Income Fund
Income Research & Management
Western Asset Management, LLC
Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodians play no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to the Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 28, 2023, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance

SEI Catholic Values Trust/Annual Report/February 28, 2023

at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended February 28, 2023, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 28, 2023, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
Purchases	$—	$104,414	$104,414
Sales	—	100,693	100,693
Catholic Values Fixed Income Fund
Purchases	157,457	20,237	177,694
Sales	158,481	14,108	172,589

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to gains and losses on passive foreign investment companies and distribution reclassification. The temporary differences are primarily attributable to perpetual bond adjustments, FX mark-to-market, mark-to-market on open futures, straddle loss deferral, deferred start-up costs, and passive foreign investment companies marked to market. There are no permanent differences in the current year that would require a charge or credit to distributable earnings or Paid-in Capital accounts.

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
2023	$3,477	$7,214	$10,691
2022	19,665	31,890	51,555
Catholic Values Fixed Income Fund
2023	4,274	—	4,274
2022	4,379	—	4,379

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

As of February 28, 2023, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Catholic Values Equity Fund	$215	$—	$(2,841)	$(88)	$—	$52,360	$(15)	$49,631
Catholic Values Fixed Income Fund	71	—	(8,355)	(470)	—	(20,827)	(345)	(29,926)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund	2,841	–	2,841
Catholic Values Fixed Income Fund	3,828	4,527	8,355

During the fiscal year ended February 28, 2023, no Funds used capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at February 28, 2023, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and PFIC MTM, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 28, 2023, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Equity Fund Fund	$258,698	$74,871	$(22,512)	$52,359
Fixed Income Fund	197,651	1,181	(22,008)	(20,827)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 28, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Policy to record interest and penalties, if any.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank

SEI Catholic Values Trust/Annual Report/February 28, 2023

loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops' Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the

Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2023

the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk —The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are

SEI Catholic Values Trust/Annual Report/February 28, 2023

heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk —The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

U.S. Government Securities Risk —Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 28, 2023

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 28, 2023, SPTC held of record the following:

Catholic Values Equity Fund
Class F	98.95%
Class Y	50.51%
Catholic Values Fixed Income Fund
Class F	97.60%
Class Y	58.11%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

LIBOR Replacement — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of February 28, 2023.

SEI Catholic Values Trust/Annual Report/February 28, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Catholic Values Trust, comprised of Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the Funds), including the schedules of investments, as of February 28, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2023, by correspondence with the custodians, transfer agent, agent banks, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania April 28, 2023

April 28, 2023

SEI Catholic Values Trust/Annual Report/February 28, 2023

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of February 28, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 2015	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust/Annual Report/February 28, 2023

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2015	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2015	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2015	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust/Annual Report/February 28, 2023

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Steven Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2015

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust/Annual Report/February 28, 2023

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2015

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2015	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Anti-Money Laundering Compliance Officer and Privacy Officer of The KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to 2017. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust/Annual Report/February 28, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2023

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2022 through February 28, 2023).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,042.50	0.86%	$4.36
Class Y	1,000.00	1,043.60	0.76	3.84
Hypothetical 5% Return
Class F	$1,000.00	$1,020.53	0.86%	$4.31
Class Y	1,000.00	1,021.04	0.76	3.80

	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$977.00	0.71%	$3.48
Class Y	1,000.00	977.00	0.61	2.99
Hypothetical 5% Return
Class F	$1,000.00	$1,021.27	0.71%	$3.56
Class Y	1,000.00	1,021.77	0.61	3.05

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

SEI Catholic Values Trust/Annual Report/February 28, 2023

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

February 28, 2023

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Catholic Values Trust/Annual Report/February 28, 2023

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Catholic Values Trust/Annual Report/February 28, 2023

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two year term) renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 21-23, 2022, June 20-22, 2022, September 6-8, 2022 and December 5-7, 2022. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Catholic Values Trust/Annual Report/February 28, 2023

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Catholic Values Trust/Annual Report/February 28, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a February 28, 2023, taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 2023, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 28, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	67.47%	32.53%	100.00%	90.25%	90.25%	3.77%	0.00%	0.39%	100.00%
Fixed Income Fund*	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	4.35%	97.19%	0.00%

(1) “Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) “Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4) “U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Catholic Values Trust/Annual Report/February 28, 2023

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SEI Catholic Values Trust/Annual Report/February 28, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$65,220	$0	N/A	$61,220	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$334,750	$0	$0	$402,250	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2023	Fiscal 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $334,750 and $402,250, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board.

Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: May 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: May 8, 2023

By:	/s/ Ankit Puri
Ankit Puri
Controller and Chief Financial Officer

Date: May 8, 2023